                                                                   Exhibit 10.24








                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                      LET'S TALK CELLULAR & WIRELESS, INC.

                                       AND

                            CELLULAR UNLIMITED CORP.

                                       AND

                                CRAIG J. JERABECK

                                 RELATING TO THE
                                 ACQUISITION OF

                            CELLULAR UNLIMITED CORP.

                          DATED AS OF OCTOBER 31, 1997


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                               TABLE OF CONTENTS

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                                                                                                               PAGE

PURCHASE OF ASSETS; ASSUMPTION OF LIABILITIES.......................................................................1
         1.1   Purchase of Assets...................................................................................1
         1.2   Excluded Assets......................................................................................1
         1.3   Assumption of Liabilities............................................................................1
         1.4   Excluded Liabilities.................................................................................1

CLOSING MATTERS.....................................................................................................1
         2.1   Purchase Price.......................................................................................1
         2.2   Closing..............................................................................................2
         2.3   Purchase Price Adjustments...........................................................................3
         2.5   Dispute Resolution...................................................................................4

REPRESENTATIONS AND WARRANTIES OF SELLING PARTIES...................................................................4
         3.1   Due Organization.....................................................................................4
         3.2   Due Authorization....................................................................................4
         3.3   No Violation.........................................................................................5
         3.4   Carrier Agreements...................................................................................5
         3.5   Pager Agreements.....................................................................................5
         3.6   Carrier Commission Reports and Paging Reports........................................................6
         3.7   Financial and Operating Information..................................................................6
         3.8   Financial Statements.................................................................................7
         3.9   Assumed Liabilities; Absence of Undisclosed Liabilities..............................................8
         3.10  Title to Purchased Assets............................................................................8
         3.11  Absence of Certain Changes or Events.................................................................8
         3.12  Condition of Purchased Assets........................................................................8
         3.13  Patents, Trademarks, Etc.............................................................................9
         3.14  Litigation...........................................................................................9
         3.15  Compliance with Law..................................................................................9
         3.16  Brokerage............................................................................................9
         3.17  Leases...............................................................................................9
         3.18  Disclosure..........................................................................................10
         3.19  Cellular Activations................................................................................10
         3.20  Pagers..............................................................................................10

REPRESENTATIONS AND WARRANTIES OF LTC..............................................................................10
         4.1   Due Organization....................................................................................10
         4.2   Due Authorization...................................................................................10
         4.3   No Violation........................................................................................11
         4.4   Brokerage...........................................................................................11
         4.5   Litigation..........................................................................................11




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

COVENANTS OF THE SELLING PARTIES...................................................................................11
         5.1   Regular Course of Business..........................................................................11
         5.2   Full Access and Disclosure..........................................................................12
         5.3   Breach of Agreement.................................................................................12
         5.4   Fulfillment of Conditions Precedent.................................................................12
         5.5   Pre Closing Actions.................................................................................12
         5.6   Bulk Sales..........................................................................................14

OTHER AGREEMENTS...................................................................................................15
         6.1   LTC to Make Records Available.......................................................................15
         6.2   Tax Allocation......................................................................................15
         6.3   Employment Matters..................................................................................15
         6.4   Non-Competition.....................................................................................15
         6.5   Confidential Documents..............................................................................17
         6.6   Claims of Shareholder...............................................................................17
         6.7   Agreement to Defend.................................................................................17
         6.8   Further Assurances..................................................................................17
         6.9   No Solicitation or Negotiation......................................................................17
         6.10  No Termination of Seller's Obligations by Subsequent Incapacity, Dissolution, Etc...................18
         6.11  Deliveries After Closing............................................................................18
         6.12  Schedules...........................................................................................18

CONDITIONS TO THE OBLIGATIONS OF LTC...............................................................................18
         7.1   Representations and Warranties; Performance.........................................................18
         7.2   No Material Adverse Change..........................................................................19
         7.3   No Proceeding or Litigation.........................................................................19
         7.4   Condition of Assets.................................................................................19
         7.5   Physical Inventory..................................................................................19
         7.6   Assignments.........................................................................................19
         7.7   Bill of Sale........................................................................................20
         7.8   Payoff Letters......................................................................................20
         7.9   Employee Records....................................................................................20
         7.10  Secretary's Certificate.............................................................................20
         7.11  License Agreement...................................................................................20
         7.12  Customer Activation Agreements......................................................................20
         7.13  Customer Pager Agreements...........................................................................20
         7.14  Employment Agreements...............................................................................20
         7.15  Consents............................................................................................20
         7.16  Estoppel Letters....................................................................................21
         7.17  Indebtedness and other Obligations..................................................................21
         7.18  Sublease............................................................................................21
         7.19  Rentals, Taxes, Etc.................................................................................21



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

CONDITIONS TO THE OBLIGATIONS OF THE SELLING PARTIES...............................................................21
         8.1   Representations and Warranties; Performance.........................................................21
         8.2   No Proceeding or Litigation.........................................................................22
         8.3   Performance.........................................................................................22
         8.4   Due Authorization...................................................................................22
         8.5   Rentals, Taxes, Etc.................................................................................22
         8.6   Execution of Documents..............................................................................22
         8.7   Sublease............................................................................................22

TERMINATION AND ABANDONMENT........................................................................................22
         9.1   Methods of Termination..............................................................................22
         9.2   Procedure Upon Termination..........................................................................23

INDEMNIFICATION....................................................................................................23
         10.1  Indemnification by the Shareholder..................................................................23
         10.2  Indemnification by LTC..............................................................................24
         10.3  Set Off.............................................................................................25

MISCELLANEOUS......................................................................................................25
         11.1  Binding Effect and Assignment.......................................................................25
         11.2  Survival............................................................................................25
         11.3  Severability........................................................................................25
         11.4  Entire Agreement....................................................................................25
         11.5  Modification........................................................................................26
         11.6  Waiver..............................................................................................26
         11.7  Governing Law.......................................................................................26
         11.8  Headings............................................................................................26
         11.9  Counterparts........................................................................................26
         11.10 Remedies............................................................................................26
         11.11 Attorneys' Fees.....................................................................................26
         11.12 Further Documents...................................................................................26
         11.13 Notices.............................................................................................26
         11.14 Expenses............................................................................................27



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                           SCHEDULES

Schedule 1.1               Purchased Assets
Schedule 1.2               Excluded Assets
Schedule 1.3               Assumed Liabilities
Schedule 1.4               Excluded Liabilities
Schedule 2.3               Calculation of Purchase Price Adjustment
Schedule 3.3(f)            Approvals
Schedule 3.9               Liabilities
Schedule 3.10              Title Matters
Schedule 3.13              Patents, Trademarks, Etc.
Schedule 3.14              Litigation
Schedule 6.2               Allocation of Purchase Price



                           EXHIBITS

Exhibit 2.2(b)(ii)         Form of Escrow Agreement
Exhibit 2.4                Form of Contingent Note
Exhibit 7.6(a)             Form of Assignment of Carrier Agreement
Exhibit 7.6(b)             Form of Assignment of Pager Agreement
Exhibit 7.6(c)             Form of Assignment of Lease
Exhibit 7.6(d)             Form of Assignment of Customer Activation Agreements
Exhibit 7.6(e)             Form of Assignment of Customer Pager Agreements
Exhibit 7.6(f)             Form of Assignment for other Agreements
Exhibit 7.7                Form of Bill of Sale
Exhibit 7.8                Form of Pay-Off Letter
Exhibit 7.11               Form of License Agreement
Exhibit 7.14               Form of Employment Agreement
Exhibit 7.16               Form of Estoppel Letter




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                            ASSET PURCHASE AGREEMENT

         THIS AGREEMENT (this "Agreement"), dated as of October 31, 1997, is entered into by and among Let's Talk Cellular & Wireless, Inc., a Florida corporation having its principal offices at 800 Brickell Avenue, Suite 400, Miami, Florida 33131 ("LTC"), Cellular Unlimited Corp., a New York corporation having its principal offices at 370 Summit Point Drive, Suite 1B, Henrietta, New York 14467 (the "SELLER"), and Craig J. Jerabeck (the "SHAREHOLDER"; and the Shareholder and the Seller are collectively, the "SELLING PARTIES," and each individually, a "SELLING PARTY").

                                   ARTICLE 1

                  PURCHASE OF ASSETS; ASSUMPTION OF LIABILITIES

         1.1 PURCHASE OF ASSETS. Subject to the terms and conditions set forth in this Agreement, the Seller agrees to sell, assign and transfer to LTC, and LTC agrees to purchase and acquire from the Seller, on the Closing Date, all of the assets of the Seller, except for the Excluded Assets (collectively, the "Purchased Assets"), including, without limitation, the assets of the Seller set forth on Schedule 1.1 hereto.

         1.2  EXCLUDED ASSETS. The assets of the Seller set forth on SCHEDULE
1.2 hereto shall not be transferred to LTC and are excluded from this Agreement, including the assets of the Seller's wholly-owned subsidiary, Cellular Unlimited USA, Inc., a Delaware corporation (the "SUBSIDIARY"), and two stores operated by the Seller in Massachusetts (collectively, the "EXCLUDED ASSETS").

         1.3 ASSUMPTION OF LIABILITIES. LTC agrees to assume and discharge only the liabilities and obligations of the Seller set forth on SCHEDULE 1.3 hereto (collectively, the "ASSUMED LIABILITIES").

         1.4 EXCLUDED LIABILITIES. All other liabilities of the Seller, including, without limitation, the liabilities set forth on SCHEDULE 1.4 hereto (the "EXCLUDED LIABILITIES"), shall not be assumed by LTC and shall be paid by the Seller.

                                   ARTICLE 2

                                 CLOSING MATTERS

         2.1 PURCHASE PRICE. In consideration for the conveyance of the Purchased Assets and in reliance on the representations and warranties, covenants and agreement of the Selling Parties contained herein, the schedules hereto and the documents contemplated hereby, LTC shall pay to the Seller the purchase price (the "Purchase Price") which shall consist of the following: (i) $2,055,000 paid in cash at Closing, subject to the adjustments set forth in
Section 2.3, and (ii) a contingent promissory note delivered to the Seller at Closing providing for up to $225,000 paid







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on each of July 31, 1998, January 31, 1999 and July 31, 1999, in contingent payments paid in accordance with Section 2.4 hereof.

         2.2 CLOSING. Unless this Agreement shall have been terminated or abandoned pursuant to the provisions of Article 9 hereof, a closing of the transactions contemplated by this Agreement (the "CLOSING") shall be held on November 15, 1997, or on such other date (the "CLOSING DATE") designated by LTC upon five days notice to the Seller at such location as is mutually agreed upon by the parties hereto, provided that the Closing shall not occur and this Agreement shall automatically terminate, in any event after December 31, 1997 unless otherwise agreed to in writing by the Parties hereto. At the Closing, and on the basis of the representations, warranties, covenants and agreements made herein and in the schedules hereto and in the certificates and other instruments delivered pursuant hereto, and subject to the terms and conditions hereof:

                  (a) TRANSFER OF PURCHASED ASSETS. On the Closing Date, the Seller shall transfer, convey, sell, assign and deliver to LTC all of the Seller's right, title and interest in the Purchased Assets by delivering to LTC bills of sale, assignments, and documents of conveyance, each duly executed and acknowledged by the Seller, and such other good and sufficient instruments of transfer and conveyance as shall be effective to vest in LTC all of the Seller's right, title and interest in the Purchased Assets.

                  (b) INITIAL CASH CONSIDERATION. On the Closing Date, LTC shall make payment of the initial cash consideration of the Purchase Price as follows:

                           (i) To the Seller, by wire transfer of immediately
                  available funds, the sum of (A) $1,855,000 PLUS OR MINUS (B) the Purchase Price adjustments set forth in Section 2.3(a). PLUS (C) the Interest Payment as set forth in Section 2.2(d).

                           (ii) To Key Bank, N.A. as escrow agent (the
                  "ESCROW AGENT"), pursuant to the terms of the Escrow Agreement, in the form attached hereto as EXHIBIT 2.2(b)(ii) (the "ESCROW AGREEMENT"), the sum of $200,000 (the "ESCROW FUNDS"). As provided in the Escrow Agreement, the Escrow Funds shall be utilized to fund (A) those Purchase Price adjustments described in Section 2.3(b)(i) hereof and (B) any other amounts owed by any Selling Party to LTC hereunder or under any other agreement contemplated hereby, including, without limitation, pursuant to Article 10 hereof. In the event that the Escrow Funds are insufficient to fund the amounts set forth in clauses (A) and (B) above, then the Seller shall within 10 days of delivery of notice of such deficiency pay to LTC the amount of such deficiency in immediately available funds. Provided there is not pending any claim by LTC for payment out of the Escrow Funds, (i) after the expiration of 90 days after the Closing Date, the parties shall execute disbursement instructions to the Escrow Agent directing it to distribute to the Seller an amount equal to $100,000 less the aggregate amount of Escrow Funds disbursed to LTC during such period, and (ii) upon the termination of the Escrow

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                  Agreement, the parties shall execute disbursement
                  instructions to the Escrow Agent directing it to distribute to the Seller the remaining Escrow Funds in accordance with the Escrow Agreement.

                  (c) CONTINGENT NOTE. On the Closing Date, LTC shall deliver to the Seller a contingent promissory note substantially in the form attached hereto as EXHIBIT 2.4 (the "CONTINGENT NOTE") in the aggregate amount of up to $675,000, paid in three installments on each of July 31, 1998, January 31, 1999 and July 31, 1999 in accordance with the provisions thereof.

                  (d) INTEREST PAYMENT. On the Closing Date, LTC shall pay to the Seller pursuant to Section 2.2(b)(i) an amount equal to the interest calculated at a rate of 10% per annum on the sum of $2,055,000, based on a three hundred sixty-five (365) day year for the actual number of days elapsed from and including November 1, 1997 through the Closing Date.

         2.3      PURCHASE PRICE ADJUSTMENTS.

                  (a) PRE-CLOSING ADJUSTMENT. At least five days prior to the Closing Date, the Seller shall prepare and deliver to LTC an estimated calculation of the Company's Working Capital as set forth on Schedule 2.3 as of October 31, 1997 (the "TARGET DATE"). If the estimated calculation of Working Capital shows a Working Capital Shortfall as set forth on Schedule 2.3, then the Purchase Price paid at Closing shall be reduced by the aggregate amount of such Working Capital Shortfall.

                  (b) POST-CLOSING ADJUSTMENTS. As soon as practicable after the Closing Date, LTC shall cause its accountants to prepare and deliver to the Seller a calculation of the Working Capital as of the Target Date. The Seller and LTC shall have the right to dispute the Working Capital calculation and make any proposed adjustments thereto as provided in Section 2.4 hereto.

                           (i) If the calculation of Working Capital shows a
                  Working Capital Shortfall in excess of the estimated Working Capital Shortfall, then the parties shall execute disbursement instructions to the Escrow Agent directing it to distribute to LTC from the Escrow Funds the amount of the excess Working Capital Shortfall.

                           (ii) If the calculation of Working Capital shows a
                  Working Capital Shortfall less than the estimated Working Capital Shortfall, then LTC shall within 10 days of delivery of such notice pay to the Seller the difference in immediately available funds.

                           (iii) If the calculation of Working Capital shows
                  a Working Capital Surplus as set forth on SCHEDULE 2.3, then LTC shall within 10 days of delivery of such notice pay to the Seller the amount of the Working Capital Surplus plus the amount of any Working Capital Shortfall deducted from the Purchase Price pursuant to Section 2.3(a).

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All payments of rent, utilities, real estate taxes and other similar obligations for the account of the Seller shall be prorated as of the Target Date, and the Purchase Price shall be adjusted accordingly.

         2.4 DISPUTE RESOLUTION. If the Selling Parties dispute the Working Capital calculation or the contingent payment calculations, then LTC and the Selling Parties shall use reasonable efforts to resolve their dispute, but if a final resolution thereof is not obtained within ten (10) days after the Selling Parties deliver to LTC a written notice of dispute, either LTC or the Selling Parties may promptly retain a nationally recognized "big six" independent accounting firm acceptable to both the Selling Parties and LTC (the "INDEPENDENT Accountant") to resolve any remaining disputes. If the Independent Accountant is retained, then the Independent Accountant shall, within thirty (30) days after receiving the positions of both the Selling Parties and LTC and all supplementary supporting documentation requested by the Independent Accountant, render its decision, which decision shall be final and binding on, and nonappealable by, the Selling Parties and LTC. The fees and expenses of the Independent Accountant shall be paid by the party whose estimate of the Working Capital and/or contingent payment is furthest from the Independent Accountant's calculation.

                                   ARTICLE 3

               REPRESENTATIONS AND WARRANTIES OF SELLING PARTIES

         Each Selling Party hereby jointly and severally represents and warrants to LTC as follows as of the date hereof and the Closing Date:

         3.1 DUE ORGANIZATION. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York with full corporate power and authority to carry on its business as it is now being conducted, and to own, operate and lease its properties and assets. The Seller is duly qualified or licensed to transact business in good standing in every jurisdiction in which the conduct of its business or the ownership or lease of its properties requires it to be so qualified or licensed. The Subsidiary is the Seller's only subsidiary. All of the issued and outstanding capital stock of the Subsidiary is owned beneficially and of record by the Seller. The parties agree and acknowledge that the Seller is not selling, and LTC is not buying, Seller's shares of capital stock in the Subsidiary, which are an Excluded Asset set forth on Schedule 1.2. Craig J. Jerabeck is the holder of all of the capital stock of the Seller.

         3.2 DUE AUTHORIZATION. Each Selling Party has full power and authority to enter into this Agreement and the agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby have been duly authorized by the Board of Directors and shareholders of the Seller. This Agreement and all other agreements contemplated hereby to be entered into by any Selling Party each constitutes a legal, valid and binding obligation of such Selling Party, enforceable in accordance with its terms.

         3.3 NO VIOLATION. The execution, delivery and performance by the Selling Parties of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by such Selling Parties, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default or event of default under, (c) result in the creation of any lien, security interest, encumbrance or charge upon the Seller's assets (including, without limitation, the Purchased Assets) pursuant to, (d) give any third party the right to accelerate any obligations under, (e) result in a violation of, or (f) other than as set forth on Schedule 3.3(f), require any authorization, consent, approval, exemption or other action by, notice to, or filing with any third party or court or governmental instrumentality pursuant to, the charter or bylaws of the Seller, or, to the knowledge of the Selling Parties, any applicable law, regulation, order, writ, statute, rule, injunction or decree of any court or governmental instrumentality or any agreement or instrument to which any of the Selling Parties or any of their properties are subject. Each Selling Party has complied with all applicable laws, regulations and orders in connection with the execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby.

         3.4 CARRIER AGREEMENTS. Those certain (i) Authorized Agency Agreement dated September 28, 1994 by and between Southwestern Bell Mobile Systems, Inc. and the Seller, and (ii) Authorized Dealer Agreement dated as of September 18, 1995 by and between Cellular One/Dicomm Cellular Telephone Seller ("CELLULAR ONE" and together with Southwestern Bell Mobile Systems, Inc., the "CARRIERS" and each individually, a "CARRIER") and the Seller, true and complete copies of which have been delivered to LTC and will be attached to the Secretary's certificate delivered at Closing pursuant to Section 7.10 (together, the "CARRIER AGREEMENTS" and each individually, a "CARRIER AGREEMENT"), are valid and enforceable and are in full force and effect, and there are no defaults by the Seller or any subsidiary thereunder or, to the knowledge of any Selling Party, by any other party thereto; provided, that the parites acknowledge that the term of the Cellular One Carrier Agreement has expired. The execution, delivery and performance by the Selling Parties of this Agreement and the agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby will not result in the termination of, or in any increase of any amounts payable by LTC to either Carrier under, either Carrier Agreement. Following the Closing, and upon obtaining the Carrier Assignment, LTC will be entitled to all of the benefits of the Seller under the Carrier Agreements. No Selling Party is a party to or bound by any other carrier or similar agreement with either Carrier, oral or written, relating to either Carrier Agreement or the subject matter thereof, other than the carrier agreements pursuant to which the Subsidiary operates, copies of which have been provided to LTC. Each Carrier Agreement contains the entire agreement of the parties thereto with respect to the subject matter thereof.

         3.5 PAGER AGREEMENTS. Those certain (i) Sales and Distribution Agreement dated January 31, 1995 by and between Paging Network of Upstate New York, Inc. and the Seller, (ii) Reseller Agreement dated as of October 19, 1994 by and between Arch Communications Group New York Corporation DAB, Page New York and the Seller, (iii) Reseller Agreement dated June 3, 1997 between Airtouch Paging and the Seller, and (iv) Reseller Agreement dated May 5, 1997 between PageMart, Inc. (together with Airtouch, Paging Network of Upstate New York, Inc. and Arch Communications Group New York Corporation DAB and Page New York, the "PAGER WHOLESALERS" and each individually, a "PAGER WHOLESALER") and the Seller, true and complete copies of which have been delivered to LTC and will be attached to the Secretary's Certificate delivered at Closing pursuant to
Section 7.10 (collectively, the "PAGER AGREEMENTS") and each individually, a "PAGER AGREEMENT"), are valid and enforceable and are in full force and effect, and there are no defaults by the Seller or any subsidiary thereunder or, to the knowledge of any Selling Party, by any other party thereto. The execution, delivery and performance by the Selling Parties of this Agreement and the agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby will not result in the termination of, or in any increase of any amounts payable by LTC to any Paging Wholesaler under, any Pager Agreement. Following the Closing, and upon obtaining the Pager Assignment, LTC will be entitled to all of the benefits of the Seller under the Pager Agreements. No Selling Party is a party to or bound by any other paging wholesaler or similar agreement with any Paging Wholesaler, oral or written, relating to any Pager Agreement or the subject matter thereof, other than the pager agreements pursuant to which the Subsidiary operates, copies of which have been provided to LTC. Each Pager Agreement contains the entire agreement of the parties thereto with respect to the subject matter thereof.

         3.6      CARRIER COMMISSION REPORTS AND PAGING REPORTS.

                  (a) CARRIER COMMISSION REPORTS. True and complete copies of the commission reports prepared by the Carrier for the 12 most recent monthly periods have been made available to LTC and will be attached to the Secretary's Certificate delivered at Closing pursuant to Section 7.10 (the "CARRIER COMMISSION REPORTS"). To the Shareholder's knowledge, the Carrier Commission Reports set forth (i) the number of activations of cellular telephone service that the Seller has sold on behalf of the Carrier pursuant to the Carrier Agreement and (ii) the amount of commission paid to the Seller for each such activation.

                  (b) PAGING REPORTS. True and complete copies of the paging reports prepared by the Seller for the 12 most recent monthly periods have been made available to LTC and will be attached to the Secretary's Certificate delivered at Closing pursuant to Section 7.10 (the "PAGING REPORTS"). To the Shareholder's knowledge, the Paging Reports set forth (i) the number of the Seller's paging customers at the time of preparation of each such report, (ii) the amount of fees paid to the Seller for each such pager during such period and
(iii) the amount of fees paid to the Carrier for the airtime for such pagers during such period.

         3.7 FINANCIAL AND OPERATING INFORMATION. The Seller has provided LTC with true and complete copies of each of the following documents:

                  (a) Leases. Each of the lease agreements listed under item
(a) in Schedule 1.1 (each individually, a "Lease" and collectively, the "Leases"). The premises leased by the Seller pursuant to the Leases constitute all of the locations at which the Seller conducts its business in the States of New York and Connecticut. Notwithstanding anything in this Agreement to the contrary, the parties hereto acknowledge and agree that the Seller is not selling or assigning to LTC, and LTC is not purchasing or assuming, the following leases:

                  (i) the leases of those premises in the States of Massachusetts and Rhode Island at which the Subsidiary conducts its business;

                  (ii) that lease of the premises at the Holyoke Mall in Holyoke, Massachusetts to which the Seller is a party; and

                  (iii) that lease of the premises at the Berkshire Mall in Lanesborough, Massachusetts to which the Seller is a party.

                  (b) CUSTOMER ACTIVATION AGREEMENTS. The Seller has made available for inspection by the Buyer all of the customer activation agreements (collectively, the "CUSTOMER ACTIVATION AGREEMENTS") between the Seller and each cellular customer of the Seller in the possession of Seller as of the date of this Agreement. Seller has no knowledge of any Customer Activation Agreement between Seller and a cellular customer of the Seller which has not been made available for inspection by the Buyer. Seller has no knowledge of any Customer Activation Agreement between Seller and a cellular customer of the Seller which does not provide for charge-backs to be paid to the Seller by each customer.

                  (c) CUSTOMER PAGING AGREEMENTS. The Seller has made available for inspection by the Buyer all of the customer pager agreements (collectively, the "CUSTOMER PAGER AGREEMENTS") between the Seller and each paging customer of the Seller in the possession of Seller as of the date hereof. Seller has no knowledge of any Customer Paging Agreement between Seller and a paging customer of the Seller which has not been made available for inspection by the Buyer. As of the date hereof, the Seller has not less than 3,500 Customer Paging Agreements, each representing a current paying customer.

         3.8 FINANCIAL STATEMENTS. The Seller has delivered to LTC the financial statements of the Seller for the fiscal years ended December 31, 1995 and December 31, 1996. As soon as they become available, the Seller will deliver to LTC the financial statements of the Seller for the twelve months ended July 31, 1997 and for the ten months ended October 31, 1997 (together with the three previous fiscal years, collectively, the "FINANCIAL STATEMENTS"). Copies of the Financial Statements will be attached to the Secretary's Certificate delivered at Closing pursuant to Section 7.10. The individual balance sheet of the Seller dated as of October 31, 1997, included in the Financial Statements is referred to herein as the "CURRENT BALANCE SHEET." The Financial Statements fairly present the financial position of the Seller at each of the balance sheet dates and the results of operations for the periods covered thereby, and have been prepared in accordance with generally accepted accounting principles, as in existence at the date hereof ("GAAP") consistently applied throughout the periods indicated, except, in the case of the Financial Statements for the ten-month period ended October 31, 1997, for normal year-end adjustments and the absence of footnotes. The books and records of the Seller fully and fairly reflect all of its transactions, properties, assets and liabilities. Except as specified otherwise in such Financial Statements or in the notes thereto, (i) there are no special or non-recurring items of income or expense during the periods covered by the Financial Statements,
(ii) the balance sheets included in the Financial Statements do not reflect any write-up or revaluation increasing the book value of any assets, and (iii) the Financial Statements reflect all adjustments necessary for a fair presentation of the financial information contained therein

         3.9 ASSUMED LIABILITIES; ABSENCE OF UNDISCLOSED LIABILITIES. Except for the Assumed Liabilities, LTC shall not be subject to and shall not have assumed any obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) of the Seller. Except as set forth on SCHEDULE 3.9 hereto, the Seller does not have any material obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, known or unknown to the Seller, whether due or to become due) arising out of transactions entered into at or prior to the Closing Date, or any action or inaction at or prior to the Closing Date, or any state of facts existing at or prior to the Closing Date.

         3.10 TITLE TO PURCHASED ASSETS. Except as set forth on Schedule
3.10, the Seller has good, valid and marketable title to all Purchased Assets, and none of such property is held by the Seller under any lease or conditional sales contract, or, as of the Closing Date, will be subject to any security agreement, lien, encumbrance, charge, equity or claim. Except as set forth on
Schedule 3.10, upon delivery to LTC of the bills of sale, assignments and documents of conveyance referred to in Section 2.2(a), LTC shall receive good, valid and marketable title to all of the Purchased Assets free and clear of all liens, encumbrances, charges, equities and claims.

         3.11 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the date of the Current Balance Sheet, (a) there has not been (i) any material adverse change in the business, operations, properties, assets, condition (financial or otherwise) or liabilities of the Seller, in its employee, customer, supplier, distributor or franchise relations or relations with the Carrier or the Paging Wholesaler or in the prospects of the Seller's business, or (ii) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition (financial or otherwise) of the Seller, its employee, customer, supplier, distributor or franchise relations or relations with the Carrier or the Paging Wholesaler or the prospects of the Seller's business; and (b) the Seller has not (i) sold, transferred, leased, pledged or mortgaged or, other than as provided herein, agreed to sell, transfer, lease, pledge, or mortgage any of its material assets, property or rights or canceled, waived or compromised or agreed to cancel, waive or compromise, any material debts, claims or rights, (ii) made or permitted any material amendment or early termination of any material contract, lease, agreement or license relating to the operation of its business,
(iii) made any significant change in any method of accounting, or (iv) granted any material increase in the compensation of officers or employees other than in the ordinary course of business (including, without limitation, any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment).

         3.12 CONDITION OF PURCHASED ASSETS. The tangible Purchased Assets set forth under item (b) of SCHEDULE 1.1 are suitable for the purposes for which intended and in good operating condition and repair consistent with normal industry standards, except for ordinary wear and tear, and except for such assets which shall have been taken out of service on a temporary basis for repairs or replacement consistent with the Seller's prior practices and normal industry standards.

         3.13 PATENTS, TRADEMARKS, ETC. SCHEDULE 3.13 hereto contains a list of all of the material patents, trademarks, trade names, service marks and copyrights, and applications therefor, which are owned by or licensed to the Seller, or in which the Seller has any interest or which are presently being used in connection with the business, products or processes of the Seller's business, and any pending or current registration of any of the foregoing is set forth in SCHEDULE 3.13 hereto. To the knowledge of the Selling Parties, except as set forth on SCHEDULE 3.13 hereto, the Seller owns and has the sole and exclusive right to use all items set forth on SCHEDULE 3.13 hereto, and such items are not subject to any licenses, liens, mortgages, pledges, encumbrances, claims, restrictions, or charges of any kind, including, without limitation, any rights retained by the Seller.

         3.14 LITIGATION. Other than as set forth on Schedule 3.14, there are no actions, suits or proceedings which are pending or which the Selling Parties have received written notice are threatened by or against any Selling Party, at law or in equity or before or by any governmental authority or instrumentality or before any arbitrator of any kind, (a) with respect to this Agreement or any of the other agreements or transactions contemplated hereby, or (b) with respect to the Purchased Assets, Assumed Liabilities or the Seller's business.

         3.15 COMPLIANCE WITH LAW. The Seller is in material compliance with all applicable statutes, rules, regulations, ordinances, codes, orders, licenses, franchises, permits, authorizations and concessions, as such apply to the Seller's business, including, without limitation, any applicable building, zoning, antipollution, hazardous chemical, waste disposal, occupational safety, health or other law, ordinance or regulation in respect of any of the, offices, structures or operations of the Seller's business, and no Selling Party has received any notification alleging any violation of any of the foregoing.

         3.16 BROKERAGE. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon any Selling Party.

         3.17 LEASES. All amounts due and payable as of the date hereof under each of the Leases by the Seller, including, without limitation, all rental, maintenance and marketing payments, have been paid, and all such amounts due and payable as of the Closing Date will have been paid as of the Closing Date. To the best knowledge of each Selling Party, each of the Leases is valid and enforceable and is in full force and effect, and there are no defaults, or events which constitute or would constitute (with notice or lapse of time or both) defaults, by the Seller or any subsidiary under any of such Leases or, to the knowledge of any Selling Party, by any other party thereto. To the best knowledge of each Selling Party, the execution, delivery and performance by the Selling Parties of this Agreement and the agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby will not result in the termination of, or in any increase of any amounts payable under, any Lease. No Selling Party has received any notice that the landlord with respect to any Lease would refuse to renew such Lease upon expiration of the period thereof upon substantially the same terms. No Selling Party is party to or bound by any other material agreement, oral or written, relating to the Leases or the subject matter thereof. All Lessors under each of the Leases have consented (where such consent is necessary) or prior to the Closing will have consented (where such consent is necessary) to the consummation of the transactions contemplated by this Agreement without requiring material modification in the rights thereunder.

         3.18 DISCLOSURE. Neither this Agreement nor any of the exhibits, attachments, written statements, documents, certificates or other items prepared for or supplied to LTC by or on behalf of any Selling Party with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which any Selling Party has not disclosed to LTC in writing and of which any Selling Party has knowledge and which could reasonably be anticipated to have a material adverse effect upon the execution, delivery or performance of this Agreement or the agreements contemplated hereby or on the consummation of the transactions contemplated hereby and thereby.

         3.19 CELLULAR ACTIVATIONS. All activations of radiotelephone service pursuant to the Customer Activation Agreements and all other activations of radiotelephone service reported by the Seller to the Carrier for payment pursuant to the Carrier Agreement are good, collectible and legally binding. All such activations are valid, genuine and subsisting, and arise out of bona fide sales of radiotelephone service.

         3.20 PAGERS. All pager fees and other amounts pursuant to the Customer Pager Agreements are good, collectible and legally binding. All such pager fees other amounts are valid, genuine and subsisting, and arise out of bona fide sales of pager service.

                                   ARTICLE 4

                      REPRESENTATIONS AND WARRANTIES OF LTC

         LTC hereby represents and warrants to the Selling Parties as follows as of the date hereof and the Closing Date:

         4.1 DUE ORGANIZATION. LTC is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with full corporate power and authority to carry on its business as it is now being conducted, and to own, operate and lease its properties and assets. LTC is duly qualified or licensed to transact business in good standing in every jurisdiction in which the conduct of its business or the ownership or lease of its properties requires it to be so qualified or licensed.

         4.2 DUE AUTHORIZATION. LTC has full corporate power and authority to enter into this Agreement and the agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby have been duly authorized by the Board of Directors of LTC and no other corporate proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement and all other agreements contemplated hereby to be entered into by LTC each constitutes a legal, valid and binding obligation of , enforceable against LTC in accordance with its terms.

         4.3 NO VIOLATION. The execution, delivery and performance by LTC of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by LTC, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default or event of default under,
(c) result in the creation of any lien, security interest, encumbrance or charge upon LTC's capital stock or assets pursuant to, (d) give any third party the right to accelerate any obligations under, (e) result in a violation of, or (f) require any authorization, consent, approval, exemption or other action by, notice to, or filing with any third party or court or governmental instrumentality pursuant to, the charter or bylaws of LTC, or, to the best knowledge of LTC, any applicable law, regulation, order, writ, statute, rule, injunction or decree of any court or governmental instrumentality or any agreement or instrument to which LTC or any of its properties are subject. LTC has complied, in all material respects, with all applicable laws, regulations and orders in connection with the execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby.

         4.4 BROKERAGE. There are no brokerage commissions, finder's fees or similar compensation arrangements in connection with the transactions contemplated by this Agreement such as to give rise to any valid claim against LTC.

         4.5 LITIGATION. There are no actions, suits or proceedings pending by or against Seller, at law or in equity or before any governmental authority or instrumentality or before any arbitrator of any kind (a) with respect to this Agreement or any of the other agreements or transactions contemplated hereby, or
(b) which, if adversely determined, would adversely affect the ability of LTC to consummate the transactions contemplated hereby.

                                   ARTICLE 5

                        COVENANTS OF THE SELLING PARTIES

         Until the Closing Date, except as otherwise consented to or approved by LTC in writing, each of the Shareholder and the Seller agrees that he or it shall act, or refrain from acting where required hereinafter, to comply (and the Shareholder shall cause the Seller to comply) with the following:

         5.1 REGULAR COURSE OF BUSINESS. The Seller shall operate its business in good faith and in the ordinary course, consistent with past management practices; shall maintain all of its material properties in customary repair, order and condition, reasonable wear and tear excepted; shall maintain (except for expiration due to lapse of time) all leases and contracts in effect without change except as expressly provided herein; shall comply in all material respects with the provisions of all governmental regulations and orders applicable to it and the conduct of its business; shall not cancel, release, waive or compromise any debt, claim or right in its favor having a value in excess of $5,000 other than in connection with returns for credit or replacement in the ordinary course of business; shall not alter the rate or basis of compensation of any of its officers, directors or employees other than in the ordinary course of business; and shall maintain insurance coverage up to the Closing Date with the coverage and in the amounts consistent with past management practices.

         5.2 FULL ACCESS AND DISCLOSURE. The Seller shall afford to LTC and its counsel, accountants, agents and other authorized representatives and to financial institutions specified by LTC reasonable access during business hours to each of the Seller's stores and offices, properties, books and records in order that LTC may have full opportunity to make such reasonable investigations as it shall desire to make of the affairs of the Seller; and Seller shall cause its officers, employees and auditors to furnish such additional financial and operating data and other information as LTC shall from time to time reasonably request.

         5.3 BREACH OF AGREEMENT. The Selling Parties shall not knowingly take any action which would constitute a breach of this Agreement.

         5.4 FULFILLMENT OF CONDITIONS PRECEDENT. Each Selling Party shall use its or his best efforts to obtain at its or his expense all such waivers, permits, consents, approvals or other authorizations from third parties and governmental authorities as may be required to consummate the transactions contemplated hereby, and to do all things as may be necessary or desirable in connection with transactions contemplated by this Agreement, including, without limitation, satisfy each of the conditions precedent to LTC's obligation set forth in Article 7.

         5.5      PRE CLOSING ACTIONS.

                  (a) The Seller shall pay all rent and other amounts due and payable with respect to each of its Leases which are due and payable on or prior to the Closing Date.

                  (b) The Seller shall not prior to the Closing Date, effect any sale, lease, or any other disposition or distribution of any of its assets or properties, now or hereafter owned by it, except transactions in the ordinary and regular course of business or as otherwise consented to by LTC.

                  (c) The Seller shall pay all accounts payable, other current liabilities and capitalized lease obligations that are due and payable on or prior to the Closing Date.

                  (d) Prior to the Target Date, the Seller shall repay all its Indebtedness, including but not limited to, accrued but unpaid interest and promissory notes owed to the Shareholder by the Seller; provided, however, that
(i) all lease obligations under the operating leases set forth under Item (l) of
Schedule 1.1 shall not be repaid but shall be assumed by LTC, (ii) a portion of the Seller's Indebtedness to Key Bank, N.A. (the "Bank") may be assigned to the Subsidiary at or prior to Closing and such portion shall be excluded from the Seller's current liabilities pursuant to the Working Capital calculation in
Schedule 2.3, and (iii) the portion of the Seller's Indebtedness to the Bank not so assigned and any other Indebtedness not so repaid may be excluded from the Seller's current liabilities pursuant to the Working Capital calculation in Schedule 2.3 provided that it is repaid from the proceeds of the Purchase Price paid to the Seller pursuant to Section 2.2(b)(i). In addition, prior to the Target Date, the Seller shall pay all accrued but unpaid dividends, all annual or other bonuses, all legal or other professional fees which are not current, all incurred but unpaid income taxes and all trade payables which are not current; provided that certain trade payables which are not current, which are in dispute and as to which the Seller has advised LTC may remain unpaid. As used herein, the term "Indebtedness" with respect to any person means any obligation of such person for borrowed money, but in any event shall include (a) any obligation or liabilities incurred for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchased in the ordinary course of business, (whether or not such person has assumed or become liable for the payment of such obligation) (whether accrued, absolute, contingent, unliquidated or otherwise, known or unknown, whether due or to become due), (b) the face amount of all letters of credit issued for the account of such person and all drafts drawn thereunder, (c) obligations incurred for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchase in the ordinary course of business (whether or not such person has assumed or become liable for the payment of such obligation) secured by Liens, (d) capitalized lease obligations, and (e) any guarantees of such person, other than any personal guarantee of the Shareholder under the Leases or the operating leases set forth under Item (l) of Schedule 1.1.

                  (e) The Seller shall not amend or otherwise change its Articles of Incorporation, Bylaws or equivalent organizational documents.

                  (f) The Seller shall not issue, sell, pledge, dispose of, encumber, or, authorize the issuance, sale, pledge, disposition, grant or encumbrance of any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest.

                  (g) The Seller shall not declare, set aside, make or pay any dividend or other distribution, payable in cash, shares, property or otherwise, to any Stockholder or any other person with respect to any of its capital stock.

                  (h) The Seller shall not reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock.

                  (i) The Seller shall not (i) acquire (including, without limitation, for cash or shares of stock, by merger, consolidation or acquisition of stock or assets) any interest in any corporation, partnership or other business organization or division thereof or any assets, or make any investment either by purchase of shares or securities, contributions of capital or property transfer, or, except in the ordinary course of business, consistent with past practice, purchase any property or assets of any other person, (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, or (iii) modify, terminate, or enter into any Contract other than as provided herein or in the ordinary course of business, consistent with past practice.

                  (j) The Seller shall not take any action with respect to accounting policies or procedures other than in the ordinary course of business and in a manner consistent with past practices.

                  (k) Except as provided herein, the Seller shall not pay, discharge or satisfy any existing claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of due and payable liabilities reflected or reserved against in its financial statements, as appropriate, or liabilities incurred after the date thereof in the ordinary course of business and consistent with past practice.

                  (l) The Seller shall not acquire or agree to acquire any capital assets, excluding inventory.

                  (m) Except as provided herein, the Seller shall not enter into any transaction with any Shareholder or affiliate thereof.

                  (n) The Seller shall not agree, in writing or otherwise, to take or authorize any of the foregoing actions or any action which would make any representation or warranty in Article 3 untrue or incorrect in any respect.

         5.6 BULK SALES. LTC and the Selling Parties each hereby acknowledge that the Selling Parties do not intend to comply with the New York Bulk Sales Act in connection with the execution, delivery and performance of this Agreement and the agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby. The Shareholder shall indemnify (in accordance with the provisions of Section 10) and hold LTC harmless from any loss, liability or expense resulting from the Selling Parties' failure to comply therewith.

                                   ARTICLE 6

                                OTHER AGREEMENTS

         6.1 LTC TO MAKE RECORDS AVAILABLE. After the Closing, LTC shall make available to the Seller as reasonably requested by the Seller or any taxing authority all information, records or documents relating to the Purchased Assets for all periods prior to Closing and shall preserve all such information, records and documents until two years after the Closing. Prior to destroying any records related to the Seller's business after the Closing Date, LTC shall notify the Seller of its intent to destroy such records, and LTC shall permit the Seller to retain any such records.

         6.2 TAX ALLOCATION. The allocation of the Purchase Price to the Purchased Assets shall be as set forth in SCHEDULE 6.2 hereto so as to comply with Section 1060 of the Internal Revenue Code of 1986, as amended.

         6.3 EMPLOYMENT MATTERS. LTC shall have the right, but not the duty, to offer employment to any or all of the employees currently or formerly employed by the Seller in the conduct of the Seller's business. LTC shall have no obligation in respect of, and assume no responsibility for, accrued employment benefits of any kind claimed to belong or belonging to such employees (should there be any), including but not limited to pension or retirement benefits, stock, profit sharing, bonus or other incentive compensation plans, vacation pay, severance pay and benefits, payroll withholding, medical or dental plans or insurance plans.

         6.4      NON-COMPETITION

                  (a) GENERAL. The Shareholder agrees that for the period commencing on the Closing Date and ending on the second anniversary of the Closing Date, he will not serve as or be a consultant to or employee, officer, agent, director or owner of more than three percent (3%) of another corporation, partnership or other entity which competes with LTC within the States of New York or Connecticut in the LTC's Business. The term "LTC's Business" shall mean the business of selling cellular or wireless communications services or products, including without limitation, paging, PCS, ESMR and any other form of personal communications services. Notwithstanding the foregoing, the parties acknowledge and agree that the following activities of the Shareholder, whether on behalf of the Seller or on his own account, shall NOT constitute a violation of this Section 6.4(a): Activities of the Shareholder relating to the ownership and/or operation of the Subsidiary's retail stores not located in the States of New York or Connecticut, out of which cellular or wireless communications services or products, including paging, PCS and ESMR, are sold, including but not limited to advertising and marketing such stores in advertising markets which may include portions of the States of New York and Connecticut and the selling of such services or products out of such stores to New York State or Connecticut residents, citizens and/or entities. Shareholder further agrees that for the period commencing on the Closing Date and ending on the second anniversary of the Closing Date, he (i) will not (x) solicit for employment, (y) endeavor in any way to entice away from employment with LTC or its affiliates or
(z) employ or contract with any employee of LTC or any of its affiliates who is an officer, a manager of any department, salesperson or knowingly take any such action with respect to any sub-agent, sub-contractor or other independent contractor of LTC or any of its affiliates, including, without limitation, any resellers of cellular or wireless communications services and (ii) will not solicit any person, corporation, partnership or other entity that is a customer of the Seller immediately prior to the Closing for the purpose of selling cellular or wireless communications services or products. The Shareholder acknowledges and agrees that the covenants provided for in this Section 6.4(a) are reasonable and necessary in terms of time, area and line of business to protect LTC's legitimate business interests as a buyer of the Purchased Assets in protecting its trade secrets. The Shareholder further acknowledges and agrees that such covenants are reasonable and necessary in terms of time, area and line of business to protect LTC's other legitimate business interests, which include its interests in protecting its (x) valuable confidential business information, (y) substantial relationships with specific customers throughout the States of New York and Connecticut and (z) customer goodwill associated with its ongoing business by way of its marketing throughout the States of New York and Connecticut using the trademark, "Let's Talk Cellular & Wireless." The Shareholder hereby expressly authorizes the enforcement of the covenants provided for in this Section 6.4(a) by (x) LTC, (y) any affiliate of LTC and (z) any successors to the business of LTC. To the extent that the covenant provided for in this Section 6.4(a) may later be deemed by a court to be too broad to be enforced with respect to its duration or with respect to any particular activity or geographic area, the court making such determination shall have the power to reduce the duration or scope of the provision, and to add or delete specific words or phrases to or from the provision. The provision as modified shall then be enforced.

                  (b) NON-DISCLOSURE. Each Selling Party hereby agrees that it shall, and shall use its best efforts to cause its affiliates and their respective agents, accountants, legal counsel and other representatives and advisers (and shall use its best efforts to cause its employees), to hold in strict confidence all, and not divulge or disclose to any other third party any information of any kind concerning the transactions contemplated by this Agreement, LTC or its businesses; provided, however, that the foregoing obligation of confidence shall not apply to (i) information that is or becomes generally available to the public other than as a result of a disclosure by any of the Selling Parties or any of their respective affiliates, employees, agents, accountants, legal counsel or other representatives or advisors (collectively, "Related Persons"), (ii) information that is or becomes available to the Selling Parties or any of their Related Persons after the Closing on a non-confidential basis prior to its disclosure by any of the Selling Parties and (iii) information that is required to be disclosed by any of the Selling Parties or any of their Related Persons as a result of any applicable law, rule or regulation of any federal, state or local governmental authority; provided, that the Selling Parties may disclose information that they deem reasonably necessary to disclose to their advisors, agents, attorneys and/or accountants in order to effectuate the transactions contemplated hereby; and provided, further, that the Selling Parties shall promptly notify LTC of any disclosure pursuant to clause
(iii) above.

                  (c) INJUNCTION. The parties hereto hereby acknowledge that a breach or violation by any of the Selling Parties of any or all of the covenants and agreements contained in this Section 6.4 may cause irreparable harm and damage to LTC in a monetary amount which may be virtually impossible to ascertain. As a result, each of the Selling Parties acknowledges and agrees that LTC shall be entitled to an injunction from any court of competent jurisdiction without having to post a bond and restraining any breach or violation of any or all of the covenants and agreements contained in this
Section 6.4 by the Selling Parties, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other rights or remedies that LTC may possess hereunder, at law or in equity. Nothing contained in this Section 6.4 shall be construed to prevent LTC from seeking and recovering from the Selling Parties damages sustained by it as a result of any breach or violation by any of them of any of the covenants or agreements contained in this Section 6.4.

         6.5 CONFIDENTIAL DOCUMENTS. No Selling Party shall retain any originals or copies of any of the following, whether written, printed or another form of hard copy, or in electronic or magnetic form or contained on a computer diskette or other similar media: (i) any of the Seller's customer lists; and
(ii) any product pricing materials relating to the Seller's business.

         6.6 CLAIMS OF SHAREHOLDER. Each Shareholder hereby releases, waives and discharges any and all claims, rights and actions that he has against the Purchased Assets, other than claims, rights and actions relating to the Shareholder's personal guarantee granted under certain Leases (it being understood that nothing in this Section 6.6 shall limit in any way any right of any Selling Party under Section 10.2).

         6.7 AGREEMENT TO DEFEND. In the event any action, suit, proceeding or investigation of the nature specified in SECTION 7.3 hereof is commenced, whether before or after the Closing Date, all the parties hereto agree to cooperate and use commercially reasonable efforts to defend against and respond thereto.

         6.8 FURTHER ASSURANCES. Subject to the terms and conditions of this Agreement, the parties hereto shall use their reasonable commercial efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective as promptly as possible the transactions contemplated by this Agreement, and to cooperate with each other in connection with the foregoing, including without limitation using all reasonable commercial efforts (a) to obtain all necessary waivers, consents, and approvals from other parties to loan agreements, leases, mortgages and other contracts, (b) to obtain all necessary permits, consents, approvals and authorizations as are required to be obtained under any federal, state or foreign governmental regulation, (c) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, and (d) to effect all necessary registrations and filings and submissions of information requested by governmental authorities. The parties hereto further covenant and agree that they shall use their respective reasonable commercial efforts to prevent, with respect to a threatened or pending preliminary or permanent injunction or other regulation or order the entry, enactment or promulgation thereof, as the case may be.

         6.9 NO SOLICITATION OR NEGOTIATION. Until the earlier of the Closing or the termination this Agreement, the Seller shall not, and the Shareholder shall use his best efforts to cause the

Seller's directors, officers, employees, representatives, agents, advisors, accountants and attorneys not to, initiate or solicit, directly or indirectly, any inquiries or the making of any proposal with respect to, or engage in negotiations concerning, or provide any confidential information or data to any person with respect to, or have any discussions with any person relating to, any acquisition, business combination or purchase of all or any significant asset of, or any equity interest in, directly or indirectly, the Seller, or otherwise facilitate any effort or attempt to do or seek any of the foregoing, and shall immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

         6.10 NO TERMINATION OF SELLER'S OBLIGATIONS BY SUBSEQUENT
INCAPACITY, DISSOLUTION, ETC. Each Selling Party specifically agrees that its or his obligations hereunder, including, without limitation, obligations pursuant to Article 10 and Section 6.4 shall not be terminated by operation of law or by the death or incapacity of either Shareholder.

         6.11 DELIVERIES AFTER CLOSING. At LTC's request and without further consideration from LTC, the Seller shall execute and deliver such other instruments of conveyance and transfer and take such other action as the LTC reasonably may require to convey, transfer to and vest in LTC and to put LTC in possession of the Purchased Assets.

         6.12 SCHEDULES. The parties hereto acknowledge and agree that Schedules 3.3(f), 3.9, 3.13, 3.14 and 6.2 are incomplete or have not been attached to this Agreement as of the date hereof and consequently the Selling Parties' representations and warranties shall be deemed to include such schedules when and as delivered. The Selling Parties shall deliver to LTC such missing schedules or additions to incomplete schedules to this Agreement not later than November 10, 1997. The required delivery date of the schedules is hereinafter referred to as the "SCHEDULE DELIVERY DATE." The Selling Parties shall each execute a certificate as of the Schedule Delivery Date affirming that the representations and warranties as modified by the schedules are true and correct as of such date. LTC shall have seven days to accept or reject such schedules in writing, which acceptance shall not be unreasonably withheld. If LTC rejects any of these schedules, the Agreement shall be terminated in accordance with Section 9.1 without any further liability to the Selling Parties.

                                   ARTICLE 7

                      CONDITIONS TO THE OBLIGATIONS OF LTC

     Each and every obligation of LTC under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by LTC:

         7.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE. The representations and warranties of each of the Selling Parties contained in this Agreement and all information contained in any exhibit or schedule hereto delivered by, or on behalf of, each of the Selling Parties, to LTC, that are qualified as to their materiality shall be true and correct when made and on the Closing Date as though then made, and any such representations, warranties and information that are not so qualified shall be true and correct in all material respects when made and on the Closing Date as though then made, except as expressly provided herein. Each of the Selling Parties shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by them prior to the Closing Date.

         7.2 NO MATERIAL ADVERSE CHANGE. There shall have been no development or change which might reasonably be expected to have a material adverse effect in respect of the Seller's business, operations, properties, assets, condition (financial or otherwise), results, plan, strategies or prospects.

         7.3 NO PROCEEDING OR LITIGATION. No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by any governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect, which would prevent the consummation of the transactions contemplated hereby.

         7.4 CONDITION OF ASSETS. None of the Purchased Assets shall have been damaged or destroyed prior to the Closing Date by fire or other casualty, whether or not fully covered by insurance, in an aggregate amount exceeding $5,000.

         7.5 PHYSICAL INVENTORY. LTC shall have conducted a physical inventory of the Seller's inventory and the results of such physical inventory shall show no material adverse changes in the inventory from the Current Balance Sheet (taking into account sales of inventory to the Seller's customers). LTC shall have completed its due diligence investigation, and the results thereof shall be satisfactory to LTC, in its sole discretion, and such investigation shall not have revealed that any of the representations of the Selling Parties set forth herein are untrue or incorrect in any respect or otherwise unsatisfactory to LTC.

         7.6 ASSIGNMENTS.  The Seller shall have executed and delivered to LTC:

                  (a) An assignment of the Carrier Agreement, substantially in the form attached hereto as Exhibit 7.6(a) (the "Carrier Assignment").

                  (b) An assignment of the Pager Agreement, substantially in the form attached hereto as Exhibit 7.6(b) (the "Pager Assignment").

                  (c) An assignment of each Lease, substantially in the form attached hereto as Exhibit 7.6(c).

                  (d) An assignment covering all Customer Activation Agreements substantially in the form attached hereto as Exhibit 7.6(d).

                  (e) An assignment covering all Customer Pager Agreements substantially in the form attached hereto as Exhibit 7.6(e).

                  (f) [An assignment of other agreements substantially in the form attached hereto as Exhibit 7.6(f).]

         7.7 BILL OF SALE. The Seller shall have executed and delivered to LTC a bill of sale in the form attached hereto as EXHIBIT 7.7 (the "BILL OF SALE").

         7.8 PAYOFF LETTERS. The Seller shall have delivered to LTC "pay-off" letters evidencing the termination, at or prior to Closing, of any and all liens that encumber any of the Purchased Assets or other properties of the Seller (other than those set forth on Schedule 3.10), substantially in the form attached hereto as EXHIBIT 7.8 (each individually, a "PAY-OFF LETTER" and collectively, the "PAY-OFF LETTERS").

         7.9 EMPLOYEE RECORDS. Except as prohibited by law, the Seller shall have delivered to LTC all corporate records and personnel records, including, but not limited to, names, Social Security numbers, dates of hire by the Seller, dates of birth, number of hours worked each calendar year, and salary histories, for all of the Seller's employees who LTC has notified the Seller will be employed by LTC on the Closing Date.

         7.10 SECRETARY'S CERTIFICATE. The Seller shall have executed and delivered to LTC a Secretary's Certificate certifying copies of (i) the Seller's Articles of Incorporation, (ii) the Seller's Bylaws, (iii) the resolutions of the Seller's shareholders and Board of Directors, (iv) the jurisdictions in which the Seller is qualified and licensed to do business, (v) the Carrier Agreements, (vi) the Pager Agreements, (viii) the Carrier Commission Reports,
(viii) the Paging Reports, (ix) the Leases, (x) the Financial Statements and
(xi) the incumbency of the persons executing this Agreement and the certificates, agreements and other documents delivered in connection herewith.

         7.11 LICENSE AGREEMENT. The Seller shall have executed and delivered to LTC a License Agreement pursuant to which the Selling Parties grant to LTC an exclusive license to use the tradename and service mark "Cellular Unlimited" in the States of New York and Connecticut in connection with LTC's Business (as defined in Section 6.4(a)) for the period of time commencing on the Closing Date and terminating on the fifth anniversary thereof, substantially in the form attached hereto as EXHIBIT 7.11 (the "LICENSE AGREEMENT").

         7.12 CUSTOMER ACTIVATION AGREEMENTS. The Seller shall have delivered to LTC all copies and originals of the Customer Activation Agreements.

         7.13 CUSTOMER PAGER AGREEMENTS. The Seller shall have delivered to LTC all copies and originals of the Customer Pager Agreements.

         7.14 EMPLOYMENT AGREEMENTS. Mr. Craig J. Jerabeck shall have executed and delivered an employment agreement in the form attached hereto as EXHIBIT 7.14.

         7.15 CONSENTS. The Seller shall have executed and delivered to LTC:

                   (i) The consent of the Carrier to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby including the Carrier Assignment, in form and substance acceptable to LTC (the "Carrier Consent").

                  (ii) The consent of the Paging Wholesaler to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby including the Pager Assignment, in form and substance acceptable to LTC (the "PAGING WHOLESALER CONSENT").

         7.16 ESTOPPEL LETTERS. The Seller shall have executed and delivered to LTC an estoppel letter from each Lessor of real property pursuant to each of the Leases, substantially in the form attached hereto as EXHIBIT 7.16 (each individually, an "ESTOPPEL LETTER" and collectively, the "ESTOPPEL LETTERS").

         7.17 INDEBTEDNESS AND OTHER OBLIGATIONS. Prior to the Target Date, the Seller shall have repaid all of its Indebtedness, other liabilities, taxes and other amounts required to be repaid prior to the Target Date pursuant to
Section 5.5(d), and at or prior to Closing, any portion of the Seller's Indebtedness to the Bank which is not assigned to the Subsidiary, shall have been repaid from the proceeds of the Purchase Price paid to the Seller pursuant to Section 2.2(b)(i).

         7.18 SUBLEASE. The parties hereto shall have executed and delivered a sublease agreement pursuant to which the Seller, Subsidiary and/or Shareholder shall sublease from LTC after Closing a portion of the premises subject to the Lease of the Seller's administrative offices located at 370 Summit Point Drive, Suite 1B, Henrietta, New York.

         7.19 RENTALS, TAXES, ETC. Except as otherwise expressly provided herein, all rental payments, taxes, assessments, utilities, insurance and water charges relating to the Leases shall have been prorated between LTC and Seller to the Target Date.

                                   ARTICLE 8

              CONDITIONS TO THE OBLIGATIONS OF THE SELLING PARTIES

         Each and every obligation of the Selling Parties under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by the Seller:

         8.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE. The representations and warranties of LTC contained in this Agreement and all information contained in any exhibit or schedule hereto delivered by, or on behalf of, LTC, to the Selling Parties that are qualified as to their materiality, shall be true and correct when made and on the Closing Date as though then made, and any such representations, warranties and information that are not so qualified shall be true and correct in all material respects when made, and on the Closing Date as though then made, except as expressly provided herein. LTC shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by them prior to the Closing Date.

         8.2 NO PROCEEDING OR LITIGATION. No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by any governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect, which would prevent the consummation of the transactions contemplated hereby.

         8.3 PERFORMANCE. LTC shall have made payment of the initial cash portion of the Purchase Price, by wire transfer in immediately available funds, as set forth in Section 2.2(b).

         8.4 DUE AUTHORIZATION. LTC's execution and delivery of this Agreement, its compliance with the provisions hereof and the consummation of all of the transactions contemplated hereby shall have been duly and validly authorized by all necessary corporate action on the part of LTC, and Seller shall have received a duly certified copy of all actions taken by LTC's Board of Directors effecting the same.

         8.5 RENTALS, TAXES, ETC. Except as otherwise expressly provided herein, all rental payments, taxes, assessments, utilities, insurance and water charges relating to the Leases shall have been prorated between LTC and Seller to the Target Date.

         8.6 EXECUTION OF DOCUMENTS. LTC shall have executed and delivered to seller the following documents contemplated herein: the Escrow Agreement; the Assignment of Carrier Agreement; the Assignment of Pager Agreement; an Assignment of Lease for each Lease to be assigned to LTC hereby; the Assignment of Customer Activation Agreements; the Assignment of Customer Pager Agreements; the Contingent Note; the Contingent Note; and the Employment Agreement with Craig J. Jerabeck.

         8.7 SUBLEASE. The parties hereto shall have executed and delivered a sublease agreement pursuant to which the Seller, Subsidiary and/or Shareholder shall sublease from LTC after Closing a portion of the premises subject to the Lease of the Seller's administrative offices located at 370 Summit Point Drive, Suite 1B, Henrietta, New York.

                                   ARTICLE 9

                           TERMINATION AND ABANDONMENT

         9.1 METHODS OF TERMINATION. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time:

                  (a)    by mutual consent of LTC and the Seller;

                  (b) by LTC or the Seller if this Agreement is not consummated on or before December 31, 1997; provided that if any party has breached or defaulted with respect to its respective obligations under this Agreement on or before such date, such party may not terminate this Agreement pursuant to this Section 9.1(b), and each other party to this Agreement shall at its option enforce its rights against such breaching or defaulting party and seek any remedies against such party, in either case as provided hereunder and by applicable law;

                  (c) by LTC if as of the Closing Date any of the conditions specified in Article 7 hereof have not been satisfied in any material respect or if any Selling Party is otherwise in default in any material respect under this Agreement; or

                  (d) upon the reasonable rejection by LTC of any schedules delivered by the Selling Parties pursuant to Section 6.12.

         9.2 PROCEDURE UPON TERMINATION. In the event of termination and abandonment pursuant to Section 9.1 hereof, and subject to the proviso contained in Section 9.1(b) this Agreement shall terminate and shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein:

                  (a) each party shall redeliver all documents and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same; and

                  (b) No non-breaching party hereto shall have any liability or further obligation to any other party to this Agreement.

                                 ARTICLE 10

                                 INDEMNIFICATION

         10.1 INDEMNIFICATION BY THE SHAREHOLDER. During the period commencing on the Closing Date and ending on the second anniversary thereof, the Shareholder agrees to indemnify and hold harmless LTC and its affiliates at all times against and in respect of all losses, liabilities, costs and expenses (including reasonable attorneys' fees) which arise out of or are based on (a) any taxes (federal, state or local) payable by the Seller, (b) any breach of the representations, warranties, covenants or agreements of the Selling Parties set forth in this Agreement and (c) any Excluded Liabilities; provided, that if on such second anniversary there is pending any claim by LTC for indemnification hereunder, then such two-year period shall be extended with respect to such claim until such matter is resolved and payment, if any, is made to LTC. LTC shall promptly notify the Shareholder in writing of all matters which may give rise to the right to indemnification hereunder, it being understood that if the Shareholder does not receive notice of any matter known to LTC and as to which LTC is entitled to indemnification hereunder in time to contest the determination of any such liability which is susceptible to being successfully contested, the Shareholder shall not be obligated to indemnify LTC with respect thereto. The Shareholder shall not, without the prior written consent of LTC, which shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not LTC is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent involves only the payment of money damages and does not impose an injunction or other equitable relief upon LTC. The Shareholder shall have the right to defend (without the consent of LTC) through counsel of its own choosing, at its own expense, any action which may be brought by a third party in connection therewith; provided, however, that LTC shall have the right to have its counsel participate fully in such defense at their own expense. LTC and the Shareholder shall keep each other informed of all settlement negotiations with third parties and of the progress of any litigation with third parties. LTC and the Shareholder shall permit each other reasonable access to books and records and otherwise cooperate with all reasonable requests of each other in connection with any matter or claim for indemnification by a third party. With respect to the breaches of the representations and warranties set forth in Sections 3.12, 3.15, 3.19 and 3.20 and the covenants in Article 5, the Shareholder shall not be required to indemnify LTC until the indemnifiable damages, in the aggregate, exceed $5,000 (the "Hurdle Rate"), at which point the Shareholder shall be responsible for all indemnifiable damages that may arise, irrespective of the Hurdle Rate; provided, that indemnifiable damages shall accumulate until such time as they exceed the Hurdle Rate, whereupon LTC shall be entitled to seek indemnification for the full amount of such damages.

         10.2 INDEMNIFICATION BY LTC. During the period commencing on the Closing Date and ending on the second anniversary thereof, LTC agrees to indemnify and hold harmless the Selling Parties at all times against and in respect of (i) all losses, liabilities, costs and expenses (including reasonable attorneys' fees) which are caused by any breach of the representations, warranties, covenants or agreements of LTC set forth in this Agreement, (ii) any liabilities that accrue after the Closing Date in connection with the operation of the Purchased Assets and (iii) those liabilities arising after the Closing Date related to the Assumed Liabilities set forth in Schedule 1.3, including, but not limited to liabilities under the Leases assigned to LTC; provided, that such two-year limitation shall not apply to liabilities under the Leases assigned to LTC; and provided further, that if on such second anniversary there is pending any claim by the Selling Parties for indemnification hereunder, then such two-year period shall be extended with respect to such claim until such matter is resolved and payment, if any, is made to the Selling Parties. The Selling Parties shall promptly notify LTC in writing of all matters which may give rise to the right to indemnification hereunder, it being understood that if LTC does not receive notice of any matter known to the Selling Parties and as to which the Selling Parties are entitled to indemnification hereunder in time to contest the determination of any such liability which is susceptible to being successfully contested, LTC shall not be obligated to indemnify the Selling Parties with respect thereto. LTC shall not, without the prior written consent of the Selling Parties, which consent shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not either or both of the Selling Parties are an actual or potential party to such claim, action, suit or proceeding), unless such settlement, compromise or consent involves only the payment of money damages and does not impose an injunction or other equitable relief upon the Selling Parties. LTC shall have the right to defend (without the consent of the Selling Parties) through counsel of its own choosing, at its own expense, any action which may be brought by a third party in connection therewith; provided, however, that the Selling Parties shall have the right to have their counsel participate fully in such defense at their own expense. LTC and the Selling Parties shall keep each other informed of all settlement negotiations with third parties and of the progress of any litigation with third parties. LTC and the Selling Parties shall permit each other reasonable access to books and records and otherwise cooperate with all reasonable requests of each other in connection with any matter or claim for indemnification by a third party.

         10.3 SET OFF. The parties hereto hereby agree that LTC is hereby authorized to set off all amounts at any time owed by any Selling Party to LTC against the obligations of LTC to any Selling Party under this Agreement or under any other agreement contemplated hereby, including, without limitation, against any Purchase Price adjustment under Section 2.3 owed by LTC to the Seller and contingent payments under the Contingent Note owed by LTC to the Seller, but excluding payments to the Executive under the Employment Agreement.

                                 ARTICLE 11

                                  MISCELLANEOUS

         11.1 BINDING EFFECT AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided, that neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned or transferred, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties, except that (i) the Seller may assign any or all of its rights, benefits or obligations hereunder to the Shareholder and (ii) LTC may assign any or all of its rights, benefits or obligations to an affiliate (it being understood that in either of the cases described in clause (i) or (ii) above, the assignor nonetheless shall remain responsible for the performance of all of its obligations hereunder).

         11.2 SURVIVAL. Any provision of this Agreement which contemplates the performance or existence of obligations after the Closing Date, and any and all representations and warranties set forth in this Agreement, shall not be deemed to be merged into or waived by the execution and delivery of the instruments executed at the Closing, but shall expressly survive Closing and shall be binding upon the party or parties obligated thereby in accordance with the terms of this Agreement, subject to any limitations expressly set forth in this Agreement.

         11.3 SEVERABILITY. Each of the provisions contained in this Agreement shall be severable, and the unenforceability of one shall not affect the enforceability of any others or of the remainder of this Agreement.

         11.4 ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties hereto with respect to the transactions covered hereby, superseding all negotiations, prior discussions and preliminary agreements made prior to the date hereof and is not intended to confer upon any other person any rights or remedies hereunder.

         11.5 MODIFICATION. This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by all of the parties hereto.

         11.6 WAIVER. The failure of any party to enforce any condition or part of this Agreement at any time shall not be construed as a waiver of that condition or part, nor shall such party forfeit any rights to future enforcement thereof.

         11.7 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of New York.

         11.8 HEADINGS. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

         11.9 COUNTERPARTS. More than one counterpart of this Agreement may be executed by the parties hereto, and each fully executed counterpart shall be deemed an original.

         11.10 REMEDIES. The rights and remedies provided by this Agreement are cumulative, and the use of any one right or remedy by any party hereto shall not preclude or constitute a waiver of its right to use any or all other remedies. Such rights and remedies are given in addition to any other rights and remedies a party may have by law, statute or otherwise.

         11.11 ATTORNEYS' FEES. In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys' fees, including attorneys' fees for any appeal, and the costs incurred in bringing such suit or proceeding.

         11.12 FURTHER DOCUMENTS. Each party hereto shall, at the request of any other party, execute and deliver to such other party all such further instruments, assignments, assurances and other documents as such other party may reasonably request in connection with the carrying out of this Agreement.

         11.13 NOTICES. All communications, notices and consents provided for herein shall be in writing and be given in person or by means of telex, telecopy or other wire transmission (with confirmation of receipt in a manner typical with respect to communications of that type) or by mail, and shall become effective (i) on delivery if given in person, (ii) on the date of transmission and confirmation of receipt if sent by telex, telecopy or other wire transmission, or (iii) four business days after being deposited in the mails, with proper postage for first-class registered or certified air mail, prepaid.

         Notices shall be addressed as follows:

If to LTC, to:                  Let's Talk Cellular & Wireless, Inc.
                                800 Brickell Avenue, Suite 400
                                Miami, Florida 33131
                                Attn: Mr. Nick Molina and Mr. Brett Beveridge
                                Fax:  (305) 358-4106

with a copy to:                 Greenberg Traurig Hoffman Lipoff Rosen &
                                    Quentel, P.A.
                                1221 Brickell Avenue
                                Miami, Florida 33131
                                Attn:  Jorge L. Freeland, Esq.
                                Fax:  (305) 579-0717

with a copy to:                 H.I.G. Capital Management, Inc.
                                1001 South Bayshore Drive
                                Suite 2708
                                Miami, Florida  33131
                                Attn:  Douglas F. Berman
                                Fax:  (305) 379-2013

If to any Selling Party, to:    Cellular Unlimited, Inc.
                                370 Summit Point Drive, Suite 1B
                                Henrietta, New York 14467
                                Attn: Craig J. Jerabeck
                                Fax:(716) 359-3253

with a copy to:                 Harter Secrest & Emery
                                700 Midtown Tower
                                Rochester, NY 14604-2070
                                Attn: James M. Jenkins, Esq.
                                Fax: (716) 232-2152

provided, however, that if either party shall have designated a different address by notice to the other as provided herein, then to the last address so designated.

         11.14 EXPENSES. The Seller shall bear its own and the Selling Parties, expenses, including without limitation, legal fees and expenses, with respect to this Agreement and the transactions contemplated hereby. LTC shall bear its own expenses, including without limitation, legal fees and expenses, with respect to this Agreement and the transactions contemplated hereby.


                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



                                           LET'S TALK CELLULAR & WIRELESS, INC.




                                           By: /s/ Brett Beveridge
                                              ----------------------------------
                                               Name: Brett Beveridge
                                                    ----------------------------
                                               Title: President
                                                     ---------------------------



                                          CELLULAR UNLIMITED CORP.




                                          By: /s/ Craig J. Jerabeck
                                             -----------------------------------
                                             Name: Craig J. Jerabeck
                                                  ------------------------------
                                             Title: President
                                                   -----------------------------


                                          SHAREHOLDER


                                          /s/ Craig J. Jerabeck
                                          -------------------------------------
                                          Craig J. Jerabeck

                                  SCHEDULE 1.1

                                PURCHASED ASSETS

         "PURCHASED ASSETS" shall be transferred to LTC and include, without limitation, the following:

         (a) LEASES. All of the Seller's right, title and interest in and to the following Leases:

               (i) Lease Agreement dated May 30, 1996 by and between Boulevard Mall Co. And Cellular Unlimited Corp. For premises located at the Boulevard Mall, Amherst, New York.

               (ii) Standard Shopping Center Lease dated March 12, 1996 by and between Pyramid Crossgates Company and Cellular Unlimited, Inc. for premises located at the Crossgates Mall, Route 87 & Route 20, Albany, New York.

              (iii) Standard Lease Agreement dated September 19, 1996 by and between Great Eastern Mall, L.P. and Cellular Unlimited Corp. For premises located at the Eastview Mall, Victor, New York.

               (iv) Standard Lease Agreement dated January 17, 1996 by and between Greece Towne Mall, L.P. and Cellular Unlimited, Inc. for premises located at The Mall at Greece Ridge Center, Rochester, New York.

               (v) Standard Lease Agreement dated May 14, 1996 by and between The Marketplace and Cellular Unlimited Corp. for premises located at The Marketplace Mall, Henrietta, New York.

               (vi) Lease executed June 12, 1997 by and between Midtown Holdings
                    Corp. And Cellular Unlimited Corp. for premises located at Midtown Plaza, Rochester, New York.

              (vii) Lease dated September 22, 1997 by and between Ronald
                    Benderson, Randall Benderson and David H. Baldauf as Trustees under a Trust Agreement dated October 14, 1995 known as the Benderson 85-1 Trust and Cellular Unlimited Corp. for premises located at Five Corners Shopping Center, Orchard Park Road, Orchard Park, New York.

             (viii) Standard Shopping Center Lease executed August 17, 1995 by and between Pyramid Company of Onondaga and Cellular Unlimited, Inc. for premises located at Carousel Center, 320 Hiawatha Boulevard West, Syracuse, New York.

               (ix) Standard Shopping Center Lease executed August 17, 1995 by and between Pyramid Company of Ithaca and Cellular Unlimited, Inc. for premises located at the Pyramid Mall, Ithaca, New York.

               (x) Standard Lease Agreement dated October 11, 1996 by and between Rotterdam Square, L.P. and Cellular Unlimited Corp. for premises located at Rotterdam Square, Schenectady, New York.

               (xi) Standard Shopping Center Lease dated March 12, 1996 by and between the Senpike Mall Company and Cellular Unlimited, Inc. for premises located at Sangertown Square, Route 5, New Hartford, New York.

              (xii) Standard Lease Agreement dated May 21, 1996 by and between
                    Shoppingtown Mall, L.P. and Cellular Unlimited Corp. for premises located at the Shoppingtown Mall, Dewitt, New York.

             (xiii) Standard Lease Agreement dated October 11, 1996 by and between Sarwil Associates, L.P. and Cellular Unlimited Corp. for premises located at Wilton Mall at Saratoga, Saratoga, New York.

              (xiv) That lease and sublease to premises located at the Galleria
                    Mall in Cheektowaga, New York.

               (xv) Lease Agreement executed February 26, 1995 by and between
                    Gallina Development Corporation and Cellular Unlimited for premises located at 370 Summit Point Drive, Henrietta, New York.

         (b) EQUIPMENT. All supplies, equipment, machinery, fixtures, furniture, leasehold improvements and other tangible property currently owned or used by the Seller in connection with the operation of its business, including, without limitation, and all of the foregoing property located at the Seller's principal office at 370 Summit Point Drive, Suite 1B, Henrietta, New York 14467 and at the Seller's stores subject to the Leases set forth in (a) above.

         (c) CARRIER AGREEMENTS. All of the Seller's right, title and interest in and to the Carrier Agreements, including the right to receive residual payments.

         (d) PAGER AGREEMENTS. All of Seller's right, title and interest in and to the Pager Agreements.

         (e) BUSINESS AS A GOING CONCERN. The business of the Seller as a going concern, including, without limitation, its franchises, permits, licenses, telemarketing and other telephone numbers (including without limitation, the following numbers: (716) 359-3390, (716) 359-3253), signage, customer deposits, customer lists (including, without limitation, lists of cellular customers and pager customers), vendor lists, referral lists and contracts, advertising materials and data, restrictive covenants, causes of action and similar obligations relating to the business of the Seller owing to the Seller, its officers, employees, agents and others, together with all books, computer software, files, papers, records and other data of the Seller relating to the Purchased Assets and related operations of the Seller's business.

         (f) TRADE INFORMATION. All proprietary knowledge, trade secrets, technical information, quality control data, processes (whether secret or not), methods, and other similar know-how or rights used in the conduct of the Seller's business, including, but not limited to, the areas of retailing, sales, marketing, advertising and personnel training and recruitment, together with all rights to use any and all information, trade secrets, patents, copyrights, trademarks, tradenames and other intangible properties that are necessary or customarily used by the Seller for the ownership, management or operation of its business (other than the right, title and interest of the Seller in the tradename and service mark "Cellular Unlimited").

         (g) DEPOSITS. All utility, security, lease and other deposits and prepaid expenses attributable to the operation of the Seller's business, including, without limitation, the deposits under the Leases set forth in item
(a) of this Schedule 1.1, but excluding the deposits and prepaid expenses under any lease not assigned to LTC pursuant to the terms of this Agreement.

         (h) CUSTOMER ACTIVATION AGREEMENTS. All of the Seller's right, title and interest in and to the Customer Activation Agreements.

         (i) CUSTOMER PAGER AGREEMENTS. All of the Seller's right, title and interest in and to the Customer Pager Agreements

         (j) INVOICES. All of the Seller's right title and interest in and to the invoices for fixtures, fixed assets and construction on the premises leased by the Seller pursuant to the Leases.

         (k) OTHER. All other property and rights of every kind or nature used by the Seller in the operation of its business (other than the Excluded Assets).

         (l) OPERATING LEASES. The operating leases between the Seller and the following:

                           (i) Lucent Technologies

                          (ii) Advanta Business Services Corp.

                         (iii) AT&T Capital Leasing

                          (iv) Pitney Bowes

                           (v) IBM

         (m) PAGING CUSTOMER BASE. All of the Seller's paging customer base.

         (n) INVENTORY. All inventories of the Seller relating to the operation of its business.

         (o) ACCOUNTS RECEIVABLE. All of Seller's accounts receivable.

         (p) CASH BALANCE. All of Seller's cash balances.

         (q) TELEMARKETING ASSETS. All of Seller's telemarketing assets.

         (r) AUTOMOBILE. That certain GMC Suburban used by Craig Jerabeck.

         (s) COOPERATIVE CREDITS. All cooperative credits for the account of the Seller under the Carrier Agreements and Pager Agreements.

                                  SCHEDULE 1.2

                                 EXCLUDED ASSETS

"EXCLUDED ASSETS" shall not be transferred to LTC and are as follows:

         (a) All corporate minute books of the Seller and any copies thereof.

         (b) All assets of the Seller located outside of New York State and Connecticut.

         (c) Capital stock of the Subsidiary owned by the Seller.

         (d) All assets of the Subsidiary or the Shareholder, including, without limitation the following:

                  (i) Three computers and three workstations used by the following personnel: (A) Jessie Dennison, (B) Colleen Joidoin and (C) Denise Arbole.

                  (ii) Two computers and two desks used by the following personnel: (A) Brad Bills and (B) Valeria Velepec.

                  (iii) One laptop computer used by Brad Bills.

                   (iv) One Novell Server

                    (v) One polling PC with software

                    (vi) One Platinum accounting software

                   (vii) One Hewlett Packard printer

         (e) All of Seller's right, title and interest in and to the following leases:

                  (i) Lease of premises at the Berkshire Mall in Holyoke,
                      Massachusetts;

                 (ii) Lease of premises at the Berkshire Mall in Lanesborough,
                      Massachusetts.

         (f) All utility, security, lease and other deposits and prepaid expenses attributable in any way to those leases described in Item (e) above and attributable to the activities conducted out of those premises described in Item
(e) above.

         (g) The Seller's right, title and interest in and to the tradename and service mark "Cellular Unlimited."

         (h) Any and all rights to those amounts owed to Seller by Joseph Soldi d/b/a Soldi Communications d/b/a Pager Communications (the "SOLDI RECEIVABLES").

                                  SCHEDULE 1.3

                               ASSUMED LIABILITIES

         "ASSUMED LIABILITIES" shall be transferred to LTC and are as follows:

         (a) The liabilities of Seller under the Carrier Agreement and the Pager Agreement that accrue after the Closing Date, including all chargebacks.

         (b) The liabilities of the Seller under the Leases that accrue after the Closing Date.

         (c) Current liabilities on the Seller's balance sheet as of the Closing Date, other than incurred but unpaid taxes, the current portion of long term debt, accrued but unpaid interest, notes owed to any Shareholder, unpaid dividends, annual and other bonuses and legal and other professional fees.

         (d) Seller's liabilities under the operating leases set forth under Item (l) of Schedule 1.1.

         (e) The liabilities of the Seller under the Customer Activation Agreements and the Customer Paging Agreements.

         (f) The liabilities relating to the Purchased Assets that accrue after the Closing Date.

         (g) All trade payables of the Seller.

                                  SCHEDULE 1.4

                              EXCLUDED LIABILITIES

         "EXCLUDED LIABILITIES" shall not be transferred to LTC and include, without limitation, the following:

         (a) With regard to the Carrier Agreement, the following:

                  (i) Any and all expenses, obligations or liabilities in connection with fraudulent activations reported to Carrier by the Seller.

         (b) All incurred but unpaid taxes.

         (c) Seller's pro rata share of the portions of the rental payments under the Leases which are based upon a percentage of the Seller's annual 1997 sales ("percentage rent"). For each Lease, such pro rata share shall be equal to the product of (i) the sum of such percentage rent and (ii) the result of dividing the number of days elapsed in 1997 prior to the Target Date by 365.

         (d) All matters set forth on Schedule 3.9.

         (e) All of the Seller's long term liabilities not set forth on Schedule 1.3, including, without limitation, all liabilities in connection with Seller's Indebtedness to the Bank.

         (f) All of the Seller's capitalized lease obligations, other than those set forth in Item (d) of Schedule 1.3.

         (g) All liabilities of the Seller to the Shareholder.

         (h) All accrued but unpaid interest

         (i) All notes owed by the Seller to any Shareholder.

         (j) All unpaid dividends, annual bonuses and legal and other professional fees incurred by the Seller.

         (k) All other liabilities and contingencies of the Seller not set forth on Schedule 1.3.

                                  SCHEDULE 2.3

                    CALCULATION OF PURCHASE PRICE ADJUSTMENT

         1. Definition of Working Capital

                  The term "Working Capital" shall mean the (i) Company's current assets LESS (ii) the Company's current liabilities, all determined in accordance with GAAP. In the event that any Indebtedness, other liabilities, taxes or other amounts required to be repaid prior to the Target Date pursuant to Section 5.5(d) and 7.17 shall not have been so repaid by the Target Date, then, for purposes of calculating Working Capital as of the Target Date, the Company's current liabilities shall be increased by all such unpaid amounts. In addition, the Company's current assets shall not include for purposes of this calculation the Soldi Receivables set forth under Item (h) of Schedule
         1.2. All depreciation and amortization shall accrue at historical rates. Reserves shall continue to accrue at historic rates.

         2. Definitions of Working Capital Shortfall and Working Capital Surplus

                  The term "Working Capital Shortfall" shall mean the amount by which the estimated calculation of Working Capital pursuant to SECTION 2.3(A) is less than the Target Working Capital.

                  The term "Working Capital Surplus" shall mean the amount by which the estimated calculation of Working Capital pursuant to SECTION 2.3(A) exceeds than the Target Working Capital.

         3. Target Working Capital Calculation Procedures

         The term "Target Working Capital" means the average monthly Working Capital of the Company for the 12 months ended July 31, 1997, calculated as of the last day of each such month, which is $650,000.

                                  SCHEDULE 3(F)

                                    APPROVALS


1. To be delivered by the Selling Parties to LTC pursuant to Section 6.12.

                                  SCHEDULE 3.9

                                   LIABILITIES



1. To be delivered by the Selling Parties to LTC pursuant to Section 6.12.

                                  SECTION 3.10

                                  TITLE MATTERS


SECURED PARTY               JURISDICTION              DATE FILED                FILE NUMBER

CellStar, Ltd.              Monroe County, New York   September 10, 1997        1997-5765
-----------------------------------------------------------------------------------------
Advanta Business Services   State of New York         October 30, 1995          217962
Corp.
-----------------------------------------------------------------------------------------
Advanta Business  Services  Monroe County             November 3, 1995          95-7951
Corp.
-----------------------------------------------------------------------------------------
AT&T Capital Leasing        State of New York         November 6, 1995          223197
-----------------------------------------------------------------------------------------
AT&T Capital Leasing        Monroe County             November 13, 1995         8110195
-----------------------------------------------------------------------------------------
Pyramid Company of Ithaca   State of New York         November 15, 1995         230472
-----------------------------------------------------------------------------------------
Pyramid Company of Ithaca   Onondaga County           January 18, 1996          96-00610
-----------------------------------------------------------------------------------------
Lucent Technologies         State of New York         August 13, 1996           161587
-----------------------------------------------------------------------------------------
Lucent Technologies         Monroe County             August 19, 1996           96-6202
-----------------------------------------------------------------------------------------

                                  SCHEDULE 3.13


                            PATENTS, TRADEMARKS, ETC.



1. To be delivered by the Selling Parties to LTC pursuant to Section 6.12.

                                  SCHEDULE 3.14

                                   LITIGATION



1. To be delivered by the Selling Parties to LTC pursuant to Section 6.12.

                                  SCHEDULE 6.2

                          ALLOCATION OF PURCHASE PRICE



1. To be delivered by the Selling Parties to LTC pursuant to Section 6.12.

                               EXHIBIT 2.2(B)(II)

                            FORM OF ESCROW AGREEMENT

                                ESCROW AGREEMENT

         This Escrow Agreement, dated as of November __, 1997, is made and entered into by and between Let's Talk Cellular & Wireless, Inc., a Florida corporation ("LTC"), Cellular Unlimited Corp., a New York corporation (the "SELLER"), and Craig J. Jerabeck (Mr. Jerabeck and the Seller, the "SELLING PARTIES" and each individually, a "SELLING PARTY") and __________________________ (the "ESCROW AGENT").

                                    RECITALS

         LTC and the Selling Parties have entered into that certain Asset Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of October 31, 1997, which relates to the acquisition of substantially all of the assets of the Seller. Capitalized terms used herein without definition shall have the meanings as set forth in the Purchase Agreement.

         The Purchase Agreement requires that certain funds be held in escrow and the parties desire that _________________________ serve as the Escrow Agent to hold such funds upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the consummation of the transactions contemplated by the Purchase Agreement and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Establishment of Escrow Fund. At the Closing of the Purchase Agreement, LTC shall deposit with the Escrow Agent by certified check, payable to the Escrow Agent, or by wire transfer of immediately available funds the sum of $200,000 (the "Escrow Amount" or the "Escrow Funds"), which the Escrow Agent shall deposit in an account entitled ________________________________ (the "Escrow Account").

         2. PURPOSE OF THE ESCROW FUNDS. The Escrow Account has been established to hold the Escrow Amount, which amount represents a portion of the Purchase Price delivered in connection with the Purchase Agreement, to the extent necessary, to serve as security for and satisfy adjustments made to the Purchase Price in favor of LTC pursuant to ARTICLE 2 of the Purchase Agreement, and as security for and to fund any other amounts owed by any Selling Party to LTC or under any other agreement contemplated thereby, including, without limitation, pursuant to ARTICLE 10 of the Purchase Agreement. Notwithstanding anything contained herein or in the Purchase Agreement, if the Escrow Funds are insufficient to satisfy the aforementioned obligations, the Selling Parties shall not be relieved of their liabilities under the Purchase Agreement.

         3. INVESTMENT OF ESCROW FUNDS. The cash portion of the Escrow Amount shall, at the direction of the Seller, only be invested and reinvested in (a) obligations issued or guaranteed by the United States government (or agencies thereof) maturing in 30 days or less and (b) certificates of deposit or repurchase agreements maturing in 30 days or less of domestic United States banks having capital and surplus of $250,000,000 or more and having a rating of A or better from Moody's Investors Service, Inc. and A or better from Standard & Poor's Corporation. Income from all investments and reinvestments of Escrow Funds shall be paid upon termination of this Agreement to the parties receiving the distribution of the Escrow Funds in proportion to the amount of distributions thereof including any distributions which were made prior to such termination. For federal income tax purposes, income from all investments and reinvestments of Escrow Funds shall be recognized by the parties in proportion to the amount of the distribution of such income.

         4. DISBURSEMENTS. Whenever LTC or the Seller shall be entitled to receive payment pursuant to the Purchase Agreement, including, without limitation, ARTICLE 2 and ARTICLE 10 thereof, LTC and the Seller shall deliver Disbursement Instructions (as hereinafter defined) to the Escrow Agent within five (5) business days of LTC's and the Selling Parties' agreement as to the amount of such payment. The "DISBURSEMENT INSTRUCTIONS" shall (i) be in writing and signed by LTC and the Seller, (ii) state the principal amount owed to LTC or the Seller as determined in accordance with the Purchase Agreement, and (iii) shall provide wire transfer instructions to the Escrow Agent as to where and to whom such amount is to be sent. Upon receipt of the Disbursement Instructions, the Escrow Agent shall within five (5) business days transfer funds from the Escrow Funds as directed in the Disbursement Instructions.

         5. APPOINTMENT OF ESCROW AGENT. LTC and the Selling Parties hereby appoint _________. as the escrow agent (the "Escrow Agent") under this Agreement. The Escrow Agent is hereby authorized to take any and all actions indicated in this Agreement to be taken by the Escrow Agent and all such further actions consistent herewith as it shall deem necessary or desirable to implement the provisions hereof. The Escrow Agent represents and warrants to LTC and the Selling Parties that it has all legal power and authority to act in the manner contemplated by this Agreement. The Selling Parties and LTC agree that the authorization and designation of the Escrow Agent under this Section 5 shall be irrevocable and shall be binding upon their successors and assigns.

         6. RESPONSIBILITIES OF ESCROW AGENT. The acceptance by the Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

                  (a) The responsibilities of the Escrow Agent hereunder shall be to act as agent and bailee for LTC and the Selling Parties, to hold the Escrow Funds in safekeeping, to invest the funds pursuant to the instructions of the Seller within the guidelines noted herein and to make disposition of the Escrow Funds as provided herein;

                  (b) The Escrow Agent acts herein as agent and bailee for LTC and the Selling Parties only, and does not undertake to construe the meaning of any contract, agreement or other instrument, or to determine any of the matters covered by the same. It is expressly understood and agreed that the Escrow Agent does not assume any of the obligations or duties which LTC or the Selling Parties may have under the Purchase Agreement, this Escrow Agreement or any other agreement, except to hold and dispose of the Escrow Funds as provided for herein;

                  (c) The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, receipt or other paper or document furnished to it, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which it in good faith believes to be genuine and which is signed or presented to it by a proper person, or upon evidence deemed by it in good faith to be sufficient; and

                  (d) So long as LTC or the Selling Parties have any interest in the Escrow Funds, (i) the Escrow Agent agrees that it will not assert any right which it may have to setoff, recoupment, reduction or other right with respect to the Escrow Funds now or hereafter acquired, arising from any relationship, debt, obligations, liability, credit accommodation or otherwise that may be owed the Escrow Agent by any of the parties hereto or any party having an interest in the Escrow Funds, (ii) the Escrow Agent shall provide the parties hereto with such receipts, account statements, affidavits as they may from time to time request, and (iii) the Escrow Agent shall not move the Escrow Funds from the Escrow Account without the written consent of all the parties hereto in accordance with the terms of this Agreement.

         7. INDEMNIFICATION OF ESCROW AGENT. Unless the Escrow Agent discharges any of its duties under this Escrow Agreement in violation of specific terms of this Agreement, in a negligent manner or is guilty of willful misconduct with regard to its duties under this Escrow Agreement, the Escrow Agent shall not be liable to any person for any action taken or loss suffered by such person, nor for any mistake of fact, error of judgment, or for any actions or omissions of any kind. Except with respect to the foregoing liability exceptions, LTC and the Selling Parties, jointly and severally, shall indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings, or other expenses, fees, or charges of any character or nature, public or private, which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Escrow Agreement, and shall indemnify the Escrow Agent against any and all expenses, including reasonable attorneys' fees and the cost of defending any action, suit or proceeding or resisting any claim in such capacity, both at the trial and appellate levels. The provisions of this paragraph shall survive the termination of this Escrow Agreement.

         8. DISCRETION OF ESCROW AGENT TO FILE AN INTERPLEADER ACTION. In the event of a dispute as to the proper disposition of Escrow Funds, the Escrow Agent may hold Escrow Funds until receipt of evidence satisfactory to it that the dispute has been resolved, and until receipt of notice directing the proper disposition of the Escrow Funds in accordance with the terms of this Agreement. If the parties, including the Escrow Agent, are in disagreement about the interpretation of this Escrow Agreement, or about the rights and obligations or the propriety of any action contemplated by the Escrow Agent under this Escrow Agreement, the Escrow Agent may, but shall not be required to, file an action in interpleader to resolve any disagreement in a court of competent jurisdiction in New York State. The Escrow Agent shall be indemnified by

LTC and the Selling Parties, jointly and severally, for all costs and reasonable attorneys' fees (both trial and appellate) incurred in its capacity as Escrow Agent in connection with any such interpleader action and shall be fully protected in suspending all or part of its activities under this Escrow Agreement until a judgment in the interpleader action is entered and becomes final.

         9. CONSULTATION WITH COUNSEL. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection to act in accordance with the opinion of such counsel as to any matters in connection with this Escrow Agreement to the extent that any act or failure to act undertaken on the advice of counsel is undertaken in good faith and is not contrary to the specific provisions of this Escrow Agreement. The Escrow Agent shall be indemnified by the parties hereto for all costs and reasonable attorneys' fees incurred in connection with such consultation. The Escrow Agent shall not be liable for any action taken in reliance upon the advice of counsel and in good faith.

         10. RESIGNATION. The Escrow Agent may resign as escrow agent by giving LTC and the Seller sixty (60) days prior written notice of the effective date of such resignation. In the case of the Escrow Agent's resignation, its only duty shall be to hold and dispose of the remaining portion of the Escrow Amount in accordance with the original provisions of this Escrow Agreement until a successor escrow agent shall be appointed by LTC and the Seller and a written notice of the name and address of such successor escrow agent shall be given to the Escrow Agent by LTC and the Seller, whereupon the Escrow Agent's only duty shall be to turn over, in accordance with the written instructions of LTC and the Seller, to the successor escrow agent the remaining portion of the Escrow Amount. In the event that a successor escrow agent shall not have been appointed and the Escrow Agent shall not have turned over to the successor escrow agent the remaining portion of the Escrow Amount within a reasonable time after the Escrow Agent's delivery of written notice of resignation pursuant to this
SECTION 10, the Escrow Agent may deposit the remaining portion of the Escrow Amount with the Clerk of the United States District Court for the Western District of New York or with the clerk or registry of any other court of competent jurisdiction, at which time the Escrow Agent's duties hereunder shall terminate.

         11. ESCROW AGENT FEES. The Escrow Agent shall be entitled to the fees set forth in SCHEDULE A hereto. Such fees and all other costs as may be incurred by the Escrow Agent in connection with the administration of the provisions of the this Agreement shall be paid one-half by LTC and one-half by the Selling Parties.

         12. AMENDMENT. This Agreement may be amended at any time only by and upon written agreement of the Escrow Agent, the Seller and LTC.

         13. TERMINATION AND DISBURSEMENT OF ESCROW FUNDS. This Agreement may be terminated at any time by and upon receipt by the Escrow Agent of written notice of termination signed by both LTC and the Seller. Unless so terminated, this Agreement shall terminate at 5:00 p.m. after the later of (i) all expenses required to be paid to the Escrow Agent out of the Escrow Funds, if any, have been paid, and (ii) the earlier of (A) the date of issuance of LTC's audited financial statements for the fiscal year ended July 31, 1998 and (B) October 31, 1998; PROVIDED, that such termination date shall be extended if on such termination date there is pending any claim by LTC for payment out of the Escrow Funds until such matter is resolved and payment, if any, is made to LTC from the Escrow Funds. Upon the termination of this Agreement, LTC and the Selling Parties agree to execute Disbursement Instructions to the Escrow Agent directing it to distribute to the Seller the remaining Escrow Funds.

         14.   MISCELLANEOUS.

         (a) NOTICES. All notices, objections and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered (return receipt requested) or mailed by certified mail (return receipt requested) or by Federal Express or another nationally recognized courier service as follows:

     If to LTC, to:                         Let's Talk Cellular & Wireless, Inc.
                                            800 Brickell Avenue, Suite 400
                                            Miami, Florida 33131
                                            Attn:  Mr. Nick Molina and Mr. Brett
                                              Beveridge
                                            Fax:  (305) 358-4106

     with a copy to:                        Greenberg Traurig Hoffman
                                              Lipoff Rosen & Quentel, P.A.
                                            1221 Brickell Avenue
                                            Miami, Florida 33131
                                            Attn:  Jorge L. Freeland, Esq.
                                            Fax:  (305) 579-0717

     with a copy to:                        H.I.G. Capital Management, Inc.
                                            1001 South Bayshore Drive
                                            Suite 2708
                                            Miami, Florida  33131
                                            Attn:  Douglas F. Berman
                                            Fax:  (305) 379-2013

     If to any Selling Party, to:           Cellular Unlimited, Inc.
                                            370 Summit Point Drive
                                            Suite 1B
                                            Henrietta, New York  14467
                                            Attn:  Craig J. Jerabeck
                                            Fax:(716) 359-3253
     with a copy to:                        Harter Secrest & Emery
                                            700 Midtown Tower
                                            Rochester, New York 14604-2070
                                            Attn: James M. Jenkins, Esq.
                                            Fax: (716) 232-2152

or at such other place as any party hereto shall furnish to each other party hereto in writing.

                  (b) BINDING EFFECT ASSIGNMENT; THIRD PARTY BENEFICIARIES. Neither party may assign, its rights and obligations hereunder without the consent of the other parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. This Agreement is not intended, and shall not create, any third party beneficiaries or rights in any third parties.

                  (c) GOVERNING LAW. This Escrow Agreement shall be construed in accordance with and governed by the laws of the State of New York without application to the principles of conflicts of laws and shall be binding upon the parties hereto and their respective successors and assigns.

                  (d) EFFECT ON PURCHASE AGREEMENT. The provisions of this Agreement are not intended to alter, modify, negate or replace any provisions of the Purchase Agreement that may be in conflict with the provisions hereof. In the event of any conflict or inconsistency between the terms hereof and the Purchase Agreement, the Purchase Agreement shall control.

                  (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall not be necessary for every party to sign each counterpart but only that each party shall sign at least one such counterpart.

                                                       * * *

         IN WITNESS WHEREOF, the parties hereto have made and entered into this Escrow Agreement the day and year first above written.




                                         [ESCROW AGENT]


                                         By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                         LET'S TALK CELLULAR & WIRELESS, INC.



                                         By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                         CELLULAR UNLIMITED CORP.



                                         By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------




                                          --------------------------------------
                                          Craig J. Jerabeck

                                   SCHEDULE A

                           ESCROW AGENCY FEE SCHEDULE

Initial Acceptance Fee......................................................................               $_____
    For review of the documents and set up of the Escrow Account, payable upon execution of the Agreement.

Annual Administration Fee...................................................................               $_____
    For administration of the Escrow Account, payable in advance upon execution of the Agreement and on each anniversary date thereafter as long as the Agreement remains in effect.

                                                   ACTIVITY FEES

                                            (To the Extent Applicable)

For each wire transfer made.................................................................               $_____

For processing checks returned as uncollectible.............................................               $_____

For each investment transaction (purchase/sale/collection)..................................               $_____

Incidental or Extraordinary Services:

         Charges for services of this nature will be based on an analysis of the work to be provided.

Out-of-Pocket Expense:

         The above fees do not include out-of-pocket expenses that include, but are not limited to, postage, stationery, fees and expenses of counsel, telephone, messenger, overtime, insurance, etc.


                                   EXHIBIT 2.4

                                 CONTINGENT NOTE

                                 CONTINGENT NOTE


$675,000                                                      November __, 1997

         FOR VALUE RECEIVED, Let's Talk Cellular & Wireless, Inc., a Florida corporation ("Maker" or "LTC"), promises to pay to Cellular Unlimited Corp., a New York corporation ("Payee"), the principal sum of up to SIX HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($675,000), together with interest thereon at the rates hereinafter provided.

         Section 1. INTEREST. Interest shall accrue on the principal amount of this Note from time to time outstanding at the rate of five percent (5%) per annum. Interest shall be payable in arrears on each of July 31, 1998, January 31, 1999 and July 31, 1999, based on a three hundred sixty-five (365) day year for actual number of days elapsed.

         Section 2. PAYMENT. The principal amount of this Note shall be due and payable as follows: $225,000 shall be payable on each of July 31, 1998, January 31, 1999 and July 31, 1999 if, for the six-month period preceding such date, the Gross Profit of the Acquired Stores exceeds the Target Gross Profit for such period, as set forth on Schedule A hereto; provided, that if the Gross Profit of the Acquired Stores for any such six-month period exceeds 75% of the Target Gross Profit for such period but does not exceed the Target Gross Profit, then the principal amount payable for such period shall be equal to the corresponding percentage of $225,000; and provided further, that the amount of principal payable on any such date shall be reduced by the aggregate amount of interest payable on such date.

         Section 3. METHOD OF PAYMENT. Payments of principal, interest and other amounts due hereunder shall be made in lawful money of the United States of America by (a) in the case of payments of principal, wire transfer of immediately available funds to the account of Payee in the United States designated in the records maintained by Maker, and (b) in the case of interest and any and all other payments, company check to Payee at the address set forth in Maker's records unless and until Payee provides written notice to Maker to the contrary.

         Section 4. DEFAULT INTEREST. If any installment of interest, or the principal amount hereof, is not paid within twenty (20) days after the due date thereof, interest shall accrue on such unpaid amount at a default rate equal to the lesser of (a) ten percent (10%) per annum or (b) the highest rate permitted under applicable law, until such amount is paid in full, (the "Default Rate").

         Section 5. PREPAYMENT. This Note may be prepaid in whole or in part at any time without prepayment premium or penalty.

         Section 6. DEFAULTS AND REMEDIES.

                 6.1 EVENTS OF DEFAULT. Any one or more of the following shall constitute an Event of Default hereunder: (a) default shall be made in the payment of the principal of this Note when and as the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise after ten (10) days notice of such failure from Payee; (b) Maker shall fail to pay within fifteen (15) days following the due date any installment of interest of the principal amount hereof; (c) Maker shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or be generally unable to pay its debts as such debts become due; (d) an involuntary case or other proceeding shall be commenced against Maker seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property or an order for relief shall be entered against Maker under the federal bankruptcy laws or the laws of the jurisdiction of organization of Maker as now or hereafter in effect, and such involuntary case or other proceeding or order shall remain undismissed or unstayed for a period of sixty (60) days, and if stayed, such involuntary case or other proceeding or order shall not be dismissed upon termination of such stay; (e) default shall be made in the performance or observance of any other covenant, agreement or condition contained herein and such default shall have continued for a period of thirty (30) days after such default shall first have become known to Maker; or (f) any representation or warranty made by Maker in this Note or pursuant hereto or in connection with any provision hereof shall be false or incorrect in any material respect on the date as of which made and shall not have been cured within thirty (30) days of notice thereof.

                  6.2 ACCELERATION. If (a) an Event of Default shall occur pursuant to Sections 6.1(c) or (d), the principal of, and accrued interest on, and all other amounts due under this Note shall become immediately due and payable, and (b) any other Event of Default shall occur, the principal of, and accrued interest on, and all other amounts due under, this Note shall become due and payable upon notice by Payee to Maker.

                  6.3 WAIVER OF PRESENTMENT, ETC. Maker hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         Section 7. DEFINITIONS. The following terms, as used herein, have the following respective meanings:

                  "ACQUIRED STORES" means the stores acquired by LTC pursuant to the Asset Purchase Agreement.

                  "ASSET PURCHASE AGREEMENT" means that certain
Asset Purchase Agreement dated October 31, 1997 among Maker, Payee and Craig J. Jerabeck.

                  "CARRIERS" has the meaning set forth in the Asset Purchase Agreement.

                  "CARRIER AGREEMENTS" has the meaning set forth in the Asset Purchase Agreement.

                   INDEBTEDNESS means (a) any obligation for borrowed money, (b) any obligation owed for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchased in the ordinary course of business, (c) any obligations secured by any lien in respect of property even though the person owning the property has not assumed or become liable for the payment of such obligation, (d) any lease obligation capitalized on Maker's books, (e) any guarantee with respect to Indebtedness (of the kind otherwise described in this definition) of another person and (f) obligations in respect of letters of credit, but Indebtedness shall not include the debt represented by this Note.

         Section 8. SET OFF. Maker shall be entitled to set off all amounts owed by any Selling Party to Maker pursuant to Section 10.3 of the Asset Purchase Agreement against any payments hereunder owed by Maker to Payee.

         Section 9. MISCELLANEOUS.

                  9.1 NO WAIVER. It is expressly agreed that any waiver by Payee of any item or provision hereof or of any right, remedy or option under this Note shall not be controlling, nor shall it prevent or estop Payee from thereafter enforcing such term, provision, right, remedy or option in any other instance, and neither the failure or refusal of Payee to insist in any one or more instances upon the strict performance of this Note, nor the acceptance by Payee of any payment less than the amount then due hereunder, shall be construed as a waiver or relinquishment for the future of any such term or provision or the amount remaining due, but the same shall continue in full force and effect, it being understood and agreed that Payee's rights, remedies and options under this Note are and shall be cumulative and are in addition to all of the rights, remedies and options of Payee in law or in equity, or under any other agreement.

                  9.2 SAVINGS CLAUSE. If at any time the Interest Rate or Default Rate, together with all fees and charges, if any, contracted for, charged, received, taken or reserved by Payee in connection with this Note that may be treated as interest under applicable law (collectively, the "Charges"), computed over the full term of this Note, exceeds the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by Payee in accordance with the laws of the State of New York from time to time in effect, except to the extent federal law permits Payee to contract for, charge or receive a greater amount of interest, due credit being given for all charges made in connection with this Note that may be treated as interest under applicable law, the rate of interest payable hereunder, together with all Charges, shall be limited to the Maximum Rate; provided, however, that upon any subsequent increase in the Maximum Rate from time to time, the interest charged on the unpaid principal amount of this Note shall remain equal to the Maximum Rate, and any subsequent reduction in the Interest Rate shall not reduce the rate borne by this Note, until the total amount of interest earned hereunder, together with all Charges, equals the total amount of interest which would have accrued at the Interest Rate if the Interest Rate had at all times been in effect; and provided, further, that if at maturity or final payment of this Note the total amount of interest paid or accrued under the foregoing provisions is less than the total amount of interest which would have accrued if the

Interest Rate had at all times been in effect, Maker agrees to pay Payee, to the extent allowed by the then applicable law, an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have been accrued on this Note if the Maximum Rate had at all times been in effect, and
(ii) the amount of interest which would have accrued if the Interest Rate had at all times been in effect, and (b) the amount of interest actually accrued in accordance with the provisions of this Note.

                  9.3 AMENDMENTS; BINDING EFFECT. This Note may not be changed or terminated orally. This Note shall be binding upon the successors, permitted assigns and legal representatives of Maker.

                  9.4 ASSIGNMENT. Neither Maker nor Payee may assign its rights under this Note or any interest therein without the prior written consent of the other party and, until all the Senior Debt (as defined below) shall have been paid in full and all commitments to extend Senior Debt shall have been terminated, the Agent (as defined below).

                  9.5 NOTICES. All notices hereunder shall be in writing (including prepaid overnight courier, facsimile transmission or similar writing) and shall be delivered to Payee and Maker at their addresses set forth below (or at such other addresses as shall be specified by like notice to Payee and Maker):

               Let's Talk Cellular & Wireless, Inc.
               800 Brickell Avenue, Suite 400
               Miami, Florida  33131
               Attn:  Lazarus Rothstein,
                      General Counsel
               Tel:  (305)358-8255
               Fax:  (305) 358-4106

               Cellular Unlimited Corp.
               370 Summit Point Drive, Suite 1B
               Henrietta, New York 14467
               Attn:  Craig J. Jerabeck
               Tel:  (716) 359-3390
               Fax:  (716) 359-3253

All notices shall be deemed given as of the date when such notice is first delivered by hand or sent by telecopier (receipt confirmed, with a copy simultaneously mailed registered mail), one day after depositing for delivery, fee prepaid, with a Federal Express or similar overnight deliver service and five days after mailing, postage prepaid and properly addressed in the U.S. mails.

                  9.6 GOVERNING LAW. This Note shall be governed by, and the terms and provisions hereof and the rights and duties created hereby shall be interpreted, construed and enforced in accordance with, the laws of the State of New York, without giving effect to conflicts of law provisions.

                  9.7 WAIVER OF JURY TRIAL. THE MAKER AND PAYEE HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.


                                            LET'S TALK CELLULAR & WIRELESS, INC.


                                            By:_________________________________
                                               Name:
                                               Title:

                                                                      SCHEDULE A


The term "Gross Profit" means a store's total revenues, LESS cost of goods sold.



                                                         TARGET GROSS PROFIT
                                                       ------------------------
                                                           SIX-MONTH PERIOD
                                                                ENDING
                                                             JULY 31, 1998
                                                       -------------------------
                                                                $375,000
                                                             SIX-MONTH PERIOD
                                                                 ENDING
                                                             JANUARY 31, 1999
                                                       -------------------------
                                                                $825,000
                                                            SIX-MONTH PERIOD
                                                                 ENDING
                                                              JULY 31, 1999
                                                       -------------------------
                                                                $450,000

                                                       -------------------------



1. The Target Gross Profit for each of the foregoing periods shall be proportionately reduced for each Acquired Store that is closed during the Term.

2. The Acquired Stores shall not include any new stores opened by LTC after the date hereof for purposes of calculating the principal payments provided for herein; provided, however, that the Acquired Stores' total revenues shall include all residual income received by LTC from Southwestern Bell Mobile Systems, Inc. ("SBS") pursuant to that certain Authorized Agency Agreement dated September 28, 1994 by and between SBS and Cellular Unlimited Corp. which has been assigned to LTC on the date hereof.

                                 EXHIBIT 7.6(A)

                     FORM OF ASSIGNMENT OF CARRIER AGREEMENT

                         ASSIGNMENT OF CARRIER AGREEMENT

         THIS ASSIGNMENT (this "Assignment"), is made as of November __, 1997 by and between Cellular Unlimited Corp., a New York corporation (the "Seller"), having its principal offices at 370 Summit Point Drive, Suite 1B, Henrietta, New York 14467 and Let's Talk Cellular & Wireless, Inc., a Florida corporation (the "Buyer"), having its principal offices at 800 Brickell Avenue, Suite 400, Miami, Florida 33131.

         WHEREAS, the Seller and the Buyer, have entered into an Asset Purchase Agreement dated as of October 31, 1997 (the "Acquisition Agreement"; capitalized terms used herein without further definition are used with the meanings specified therefore in the Acquisition Agreement);

         WHEREAS, pursuant to the Acquisition Agreement, the Seller has agreed to assign to the Buyer the Carrier Agreement; and

         WHEREAS, the Seller and the Buyer desire to execute this Assignment to further evidence the transfer of the Carrier Agreement by the Seller to the Buyer;

         NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the Seller and the Buyer agree as follows:

         The Seller does hereby convey, assign and set over to the Buyer, its respective successors and assigns, all of the Seller's right, title and interest in and to the Carrier Agreement by and between the Seller and the Carrier providing for the provision of radio-telephone service (the "Carrier Agreement").

         The Seller hereby warrants that:

         (1) The Seller has not heretofore assigned any of its right, title and interest in and to the Carrier Agreement;

         (2) The Carrier Agreement is in full force and effect.

         (3) The Seller is not in default in the performance of any of its covenants under the Carrier Agreement and no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default in any material respect, and to its best knowledge, no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default, under the terms of the Carrier Agreement.

         (4) The Carrier Agreement has not been modified, altered or amended in any respect, except pursuant to the Carrier Consent.

         (5) Attached hereto is a true and complete copy of the Carrier
             Agreement.

         By its execution hereof, the Buyer accepts this Assignment, including all of the terms, conditions and obligations hereof imposed upon the Buyer. Except as otherwise expressly provided in the Acquisition Agreement or in any of the other documents executed in connection therewith; the Buyer assumes and agrees to perform and observe all of the terms, conditions, covenants and agreements required to be performed or observed by the Seller under the Carrier Agreement accruing on or after the date hereof.

         This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the Seller and the Buyer have caused this Assignment to be duly executed and delivered as of this ____ day of November, 1997.



                                          SELLER:
                                          -------


                                          CELLULAR UNLIMITED CORP.



                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------



                                          BUYER:
                                          ------


                                          LET'S TALK CELLULAR & WIRELESS,
                                            INC.



                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                 EXHIBIT 7.6(b)

                      FORM OF ASSIGNMENT OF PAGER AGREEMENT

                          ASSIGNMENT OF PAGER AGREEMENT


         THIS ASSIGNMENT (this "Assignment"), is made as of November __, 1997 by and between Cellular Unlimited Corp., a New York corporation (the "Seller"), having its principal offices at 370 Summit Point Drive, Suite 1B, Henrietta, New York 14467 and Let's Talk Cellular & Wireless, Inc., a Florida corporation (the "Buyer"), having its principal offices at 800 Brickell Avenue, Suite 400, Miami, Florida 33131.

         WHEREAS, the Seller and the Buyer, have entered into an Asset Purchase Agreement dated as of October 31, 1997 (the "Acquisition Agreement"; capitalized terms used herein without further definition are used with the meanings specified therefore in the Acquisition Agreement);

         WHEREAS, pursuant to the Acquisition Agreement, the Seller has agreed to assign to the Buyer the Pager Agreement; and

         WHEREAS, the Seller and the Buyer desire to execute this Assignment to further evidence the transfer of the Pager Agreement by the Seller to the Buyer;

         NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the Seller and the Buyer agree as follows:

         The Seller does hereby convey, assign and set over to the Buyer, its respective successors and assigns, all of the Seller's right, title and interest in and to the Pager Agreement by and between the Seller and the Pager Wholesaler providing for the purchase of pager accounts and/or airtime (the "Pager Agreement").

         The Seller hereby warrants that:

         (1) The Seller has not heretofore assigned any of its right, title and interest in and to the Pager Agreement;

         (2)      The Pager Agreement is in full force and effect.

         (3) The Seller is not in default in the performance of any of its covenants under the Pager Agreement and no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default in any material respect, and to its best knowledge, no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default, under the terms of the Pager Agreement.

         (4) The Pager Agreement has not been modified, altered or amended in any respect.

         (5)      Attached hereto is a true and complete copy of the Pager
                  Agreement.

         By its execution hereof, the Buyer accepts this Assignment, including all of the terms, conditions and obligations hereof imposed upon the Buyer. Except as otherwise expressly provided in the Acquisition Agreement or in any of the other documents executed in connection therewith; the Buyer assumes and agrees to perform and observe all of the terms, conditions, covenants and agreements required to be performed or observed by the Seller under the Pager Agreement accruing on or after the date hereof.

         This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the Seller and the Buyer have caused this Assignment to be duly executed and delivered as of this ____ day of October, 1997.


                                          SELLER:
                                          -------

                                          CELLULAR UNLIMITED CORP.



                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------
\


                                          BUYER:
                                          ------

                                          LET'S TALK CELLULAR & WIRELESS, INC.




                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                 EXHIBIT 7.6(c)

                          FORM OF ASSIGNMENT OF LEASE

                              ASSIGNMENT OF LEASE

         THIS ASSIGNMENT (this "Assignment"), is made as of November __, 1997 by and between Cellular Unlimited Corp., a New York corporation (the "Seller"), having its principal offices at 370 Summit Point Drive, Suite 1B, Henrietta, New York 14467 and Let's Talk Cellular & Wireless, Inc., a Florida corporation (the "Buyer"), having its principal offices at 800 Brickell Avenue, Suite 400, Miami, Florida 33131.

         WHEREAS, the Seller and the Buyer, have entered into an Asset Purchase Agreement dated as of October 31, 1997 (the "Acquisition Agreement"; capitalized terms used herein without further definition are used with the meanings specified therefore in the Acquisition Agreement);

         WHEREAS, pursuant to the Acquisition Agreement, the Seller has agreed to assign to the Buyer the Lease; and

         WHEREAS, the Seller and the Buyer desire to execute this Assignment to further evidence the transfer of the Lease by the Seller to the Buyer;

         NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the Seller and the Buyer agree as follows:

         The Seller does hereby convey, assign and set over to the Buyer, its respective successors and assigns, all of the Seller's right, title and interest in and to the Lease Agreement dated as of ______________ by and between _______________ and ________________ (the "Lease").

         The Seller hereby warrants that:

         (1)      The Seller has good title to the Lease;

         (2) The Seller has not heretofore assigned any of its right, title and interest in and to the Lease;

         (3)      The Lease is in full force and effect.

         (4) To the Seller's Knowledge, the Seller is not in default in the performance of any of its covenants under the Lease and no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default in any material respect, and to its best knowledge, no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default, under the terms of the Lease.

         (5) The Lease has not been modified, altered or amended in any respect.

         (6) To the Seller's Knowledge, the Lessor has no right to terminate the Lease (other than by reason of default by the Seller) and, as of the date hereof, no event has occurred that would give rise to the Lessor's right to terminate the Lease.

         (7) The rent presently payable under the terms of the Sublease is $_________ and has been paid through _______, 1997. No other rent (except for that due to operating expenses) is payable under the Lease.

         (8)      The current term of the Lease expires on _______________.

         (9) Funds totaling $_________ have been deposited by the Seller under the Lease and are assigned to the Buyer hereunder.

         By its execution hereof, the Buyer accepts this Assignment, including all of the terms, conditions and obligations hereof imposed upon the Buyer. Except as otherwise expressly provided in the Acquisition Agreement or in any of the other documents executed in connection therewith; the Buyer assumes and agrees to perform and observe all of the terms, conditions, covenants and agreements required to be performed or observed by the Seller under the Lease accruing on or after the date hereof.

         This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the Seller and the Buyer have caused this Assignment to be duly executed and delivered as of this ____ day of November, 1997.



                                          SELLER:
                                          -------

                                          CELLULAR UNLIMITED CORP.



                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------
\


                                          BUYER:
                                          ------

                                          LET'S TALK CELLULAR & WIRELESS, INC.




                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                 EXHIBIT 7.6(D)

              FORM OF ASSIGNMENT OF CUSTOMER ACTIVATION AGREEMENTS

                  ASSIGNMENT OF CUSTOMER ACTIVATION AGREEMENTS

         THIS ASSIGNMENT (this "Assignment"), is made as of November __, 1997 by and between Cellular Unlimited Corp., a New York corporation (the "Seller"), having its principal offices at 370 Summit Point Drive, Suite 1B, Henrietta, New York 14467 and Let's Talk Cellular & Wireless, Inc., a Florida corporation (the "Buyer"), having its principal offices at 800 Brickell Avenue, Suite 400, Miami, Florida 33131.

         WHEREAS, the Seller and the Buyer, have entered into an Asset Purchase Agreement dated as of October 31, 1997 (the "Acquisition Agreement"; capitalized terms used herein without further definition are used with the meanings specified therefore in the Acquisition Agreement);

         WHEREAS, pursuant to the Acquisition Agreement, the Seller has agreed to assign to the Buyer each Customer Activation Agreement; and

         WHEREAS, the Seller and the Buyer desire to execute this Assignment to further evidence the transfer of each Customer Activation Agreement by the Seller to the Buyer;

         NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the Seller and the Buyer agree as follows:

         The Seller does hereby convey, assign and set over to the Buyer, its respective successors and assigns, all of the Seller's right, title and interest in and to each Customer Activation Agreement in existence and effect as of the Closing Date by and between the Seller and each customer providing for the activation of radio-telephone service in connection with the Carrier Agreement (each, a "Customer Activation Agreement" and collectively, the "Customer Activation Agreements").

         The Seller hereby warrants that:

         (1) The Seller has not heretofore assigned any of its right, title and interest in and to any Customer Activation Agreement;

         (2) Each Customer Activation Agreement is in full force and effect.

         (3) The Seller is not in default in the performance of any of its covenants under any Customer Activation Agreement and no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default in any material respect, and to its best knowledge, no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default, under the terms of any Customer Activation Agreement.

         (4) No Customer Activation Agreement has been modified, altered or amended in any respect.

         By its execution hereof, the Buyer accepts this Assignment, including all of the terms, conditions and obligations hereof imposed upon the Buyer. Except as otherwise expressly provided in the Acquisition Agreement or in any of the other documents executed in connection therewith; the Buyer assumes and agrees to perform and observe all of the terms, conditions, covenants and agreements required to be performed or observed by the Seller under the Customer Activation Agreements accruing on or after the date hereof.

         This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the Seller and the Buyer have caused this Assignment to be duly executed and delivered as of this ____ day of November, 1997.


                                          SELLER:
                                          -------

                                          CELLULAR UNLIMITED CORP.



                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------



                                          BUYER:
                                          ------

                                          LET'S TALK CELLULAR & WIRELESS, INC.




                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                 EXHIBIT 7.6(e)

                 FORM OF ASSIGNMENT OF CUSTOMER PAGER AGREEMENTS

                     ASSIGNMENT OF CUSTOMER PAGER AGREEMENTS


         THIS ASSIGNMENT (this "Assignment"), made as of November __, 1997 by and between Cellular Unlimited Corp., a New York corporation (the "Seller"), having its principal offices at 370 Summit Point Drive, Suite 1B, Henrietta, New York 14467 and Let's Talk Cellular & Wireless, Inc., a Florida corporation (the "Buyer"), having its principal offices at 800 Brickell Avenue, Suite 400, Miami, Florida 33131.

         WHEREAS, the Seller and the Buyer, have entered into an Asset Purchase Agreement dated as of October 31, 1997 (the "Acquisition Agreement"; capitalized terms used herein without further definition are used with the meanings specified therefore in the Acquisition Agreement);

         WHEREAS, pursuant to the Acquisition Agreement, the Seller has agreed to assign to the Buyer each Customer Pager Agreement; and

         WHEREAS, the Seller and the Buyer desire to execute this Assignment to further evidence the transfer of each Customer Pager Agreement by the Seller to the Buyer;

         NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the Seller and the Buyer agree as follows:

         The Seller does hereby convey, assign and set over to the Buyer, its respective successors and assigns, all of the Seller's right, title and interest in and to each Customer Pager Agreement in existence and effect as of the Closing Date by and between the Seller and each customer providing for the provision of pager service in connection with the Pager Agreement (each, a "Customer Pager Agreement" and collectively, the "Customer Pager Agreements").

         The Seller hereby warrants that:

         (1) The Seller has not heretofore assigned any of its right, title and interest in and to any Customer Pager Agreement;

         (2)      Each Customer Pager Agreement is in full force and effect.

         (3) The Seller is not in default in the performance of any of its covenants under any Customer Pager Agreement and no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default in any material respect, and to its best knowledge, no event has occurred and no condition exists that, with the giving of notice or the passage of time, or both, would constitute a default, under the terms of any Customer Pager Agreement.

 (4) No Customer Pager Agreement has been modified, altered or amended in any respect, except pursuant to the Pager Wholesale Consent.

         By its execution hereof, the Buyer accepts this Assignment, including all of the terms, conditions and obligations hereof imposed upon the Buyer. Except as otherwise expressly provided in the Acquisition Agreement or in any of the other documents executed in connection therewith; the Buyer assumes and agrees to perform and observe all of the terms, conditions, covenants and agreements required to be performed or observed by the Seller under the Customer Pager Agreements accruing on or after the date hereof.

         This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the Seller and the Buyer have caused this Assignment to be duly executed and delivered as of this ____ day of November, 1997.




                                          SELLER:
                                          -------

                                          CELLULAR UNLIMITED CORP.



                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------
\


                                          BUYER:
                                          ------

                                          LET'S TALK CELLULAR & WIRELESS, INC.




                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                 EXHIBIT 7.6(F)

                     FORM OF ASSIGNMENT FOR OTHER AGREEMENTS


1. To be agreed by the parties for any other agreements that are required to be assigned at closing.

                                   EXHIBIT 7.7

                              FORM OF BILL OF SALE

                                  BILL OF SALE

         THIS BILL OF SALE effective as of __________ __, 1997, from CELLULAR UNLIMITED CORP., a New York corporation ("SELLER"), to LET'S TALK CEULLULAR & WIRELESS, INC., a Florida corporation ("BUYER").

         KNOW ALL MEN BY THESE PRESENTS, that pursuant to that certain Asset Purchase Agreement dated October 31, 1997, among BUYER, SELLER, and Craig J. Jerabeck (the "Asset Purchase Agreement") and in consideration of the payment of the Purchase Price (as defined in the Asset Purchase Agreement), the assumption by BUYER of certain of the liabilities, obligations and commitments of SELLER, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SELLER hereby grants, conveys, assigns, transfers and delivers to BUYER, its successors and assigns, all of SELLER's right, title, interest and benefit in and to the Purchased Assets (as defined in the Asset Purchase Agreement), free and clear of any and all liabilities, liens, encumbrances, mortgages, security interests, pledges, restrictions and claims of any kind or nature, contingent or otherwise, except as expressly provided in that certain Asset Purchase Agreement of even date herewith.

         This Bill of Sale is subject to the terms and conditions of the Asset Purchase Agreement and the transactions contemplated thereby.

         All of the terms and provisions of this Bill of Sale shall be binding upon SELLER and its successors and assigns and shall inure to the benefit of BUYER and its successors and assigns.

         IN WITNESS WHEREOF, SELLER has caused this Bill of Sale to be signed in its name by its officer thereunto duly authorized as of the date first above written.


                                        CELLULAR UNLIMITED CORP.



                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                   EXHIBIT 7.8

                             FORM OF PAY-OFF LETTER

                            [Letterhead of Creditor]

                                                                ______ ___, 1997

Let's Talk Cellular & Wireless, Inc.
800 Brickell Avenue
Suite 400
Miami, Florida  33131

                                 PAY-OFF LETTER

Ladies and Gentlemen:

         The undersigned, ___________________________ ("Lender"), in connection with that certain Credit Agreement dated as of _____________, as amended from time to time (the "Credit Agreement"), by and between Lender and Cellular Unlimited Corp. (the "Company"), and related agreements, including, without limitation, [list any other related agreements, including security agreements or mortgages, if any], has been advised by the Company that Let's Talk Cellular & Wireless, Inc. ("LTC") will acquire substantially all of the assets of the Company (the "Acquisition"). It is the understanding of Lender that a portion of the proceeds of said Acquisition will be used to repay the total indebtedness of the Company to Lender.

         Lender agrees to provide to the Company, by facsimile, prior to 5:00 p.m. (Eastern Time) on the business day immediately preceding the date of the closing of the Acquisition, the total amount due to Lender under the Credit Agreement, including, without limitation, principal, accrued interest, fees and expenses.

         In consideration of the payment in full of the Company's indebtedness to Lender under the Credit Agreement, Lender hereby (i) acknowledges and agrees that payment of the above amount will constitute satisfaction in full of the Company's indebtedness and obligations to Lender under the Credit Agreement and the related agreements referred to above and a full release of all liens and security interests with respect thereto, (ii) represents that it has no other credit arrangements with, loans outstanding to, guarantee by, or interests or liens against the Company or any of the Company's property arising, (iii) concurrently with such payment and delivery, authorizes the filing and/or recordation of the UCC-3 termination statements and releases attached hereto, and (iv) agrees that it will deliver to LTC all promissory notes evidencing the Company's indebtedness to Lender and all other UCC-3 termination statements, releases, or such other agreements as LTC may reasonably request in connection with the Lender's above described release of the security interests and liens.

                                Very truly yours,

                                      By:
                                         --------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                              ---------------------------------

                      NOTICE OF REPAMENT OF EXISTING DEBT
                        AND RELEASD OF SECURITY INTEREST


         1. _________________________ ("______") hereby acknowledges the receipt of a wire transfer in immediately available funds in the amount of $_____________ from _____________________________, a _________ corporation (the
"Company"), representing payment in full of all outstanding principal of, premium, if any and accrued interest on, and all other obligations, now due and owing, of the Company under the Credit Agreement dated ________________ between the Company and ____, as amended (the "_______ Credit Agreement").

         2. ______ hereby terminates and releases the liens on and security interests in any and all collateral, consisting of certain of its assets, granted by the Company to secure its obligations under the ______ Credit Agreement, including all liens and security interests granted by the Company pursuant to [list security agreements or mortgages, if any], and ______ hereby acknowledges that it neither has, nor shall, as amended assert, any further security interest or other interest in, or lien on, any assets of the Company pursuant to the ______ Credit Agreement or the documents related thereto.

Dated:  _______ __, 1997



                                            -----------------------------------



                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                  EXHIBIT 7.11

                            FORM OF LICENSE AGREEMENT


1. To be agreed by the parties prior to closing.

                                  EXHIBIT 17.14

                          FORM OF EMPLOYMENT AGREEMENT

                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT, made and entered into as of the __ day of November, 1997, by and between Let's Talk Cellular & Wireless, Inc., a Florida corporation (the "CORPORATION"), and Mr. Craig J. Jerabeck, an individual residing at 1600 Caversham Woods, Pittsford, New York 14534 (the "EXECUTIVE").

                                WITNESSETH THAT:

         WHEREAS, the Corporation desires to employ the Executive in the capacity hereinafter stated, and the Executive desires to enter into the employ of the Corporation in such capacity for the period and on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, it is hereby covenanted and agreed by the Corporation and the Executive as follows:

         1. EMPLOYMENT PERIOD. The Corporation hereby agrees to employ the Executive as its Regional Manager for Cellular Unlimited stores (the "CELLULAR UNLIMITED REGIONAL MANAGER"), and the Executive, in such capacity, agrees to provide services to the Corporation for the period beginning on the date first above written (the "COMMENCEMENT DATE") and ending on the date 18 months after the Commencement Date (the "EMPLOYMENT PERIOD").

         2. PERFORMANCE OF DUTIES. The Executive agrees that during the Employment Period, while he is employed by the Corporation, he shall devote approximately 75% of his normal working week exclusively to serving in the capacity of Cellular Unlimited Regional Manager in the best interests of the Corporation, and to perform the duties assigned to him by the Board of Directors faithfully, efficiently and in a professional manner.

         3. COMPENSATION. Subject to the terms and conditions of this Agreement, during the Employment Period, the Executive shall be compensated by the Corporation for his services as follows:

         (a) He shall receive, for each one-month period beginning on the Commencement Date and each anniversary thereof, a rate of salary which is not less than $7,000 per month, payable in monthly or more frequent installments. During the Employment Period the Executive's salary rate shall be reviewed by the Board on or before each annual anniversary of the Commencement Date to determine whether an increase in his rate of compensation is appropriate.

         (b) He shall be eligible to receive incentive compensation payments which, in the aggregate, are not less than the highest such payments provided to any other regional manager of the Corporation with comparable responsibilities.

         (c) He shall be a participant in the benefit plans maintained by the Corporation on the same terms and conditions as other district/regional managers of the Corporation with comparable responsibilities.

         (d)      He shall be entitled to receive the following perquisites:

                  (i) The use of that certain GMC Suburban owned by the Company.

         (e) He shall be reimbursed by the Company for all reasonable business, promotional, travel and entertainment expenses incurred or paid by him during the Employment Period in the performance of his services under this Agreement provided that the Executive furnishes to the Company appropriate documentation in a timely fashion required by the Internal Revenue Code in connection with such expenses and shall furnish such other documentation and accounting as the Company may from time to time reasonably request.

         4. COMPENSATION DUE UPON TERMINATION. Except as otherwise provided under the executive benefit plans maintained by the Corporation in which the Executive participates in accordance with subparagraph 3(c), the Executive's right to compensation for periods after the date his employment with the Corporation terminates shall be determined in accordance with the following:

         (a) DISCHARGE WITHOUT CAUSE. The Corporation may terminate the Executive's employment under this Agreement at any time after the first anniversary of the Commencement Date without cause for any reason whatsoever. Upon such termination, the Executive shall receive from the Corporation:

                  (i) all payment of his salary (without regard to any increases in such amount) in accordance with the provisions of subparagraph 3(a) for the remainder of the Employment Period; and

                  (ii) payment of any incentive compensation payments that otherwise would have been payable to the Executive under subparagraph 3(b) through the date his employment with the Corporation terminates.

         (b) VOLUNTARY RESIGNATION. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date on which the Executive's employment with the Corporation terminates due to the Executive's voluntary resignation.

                  For purposes of this paragraph 4, the Executive's termination of employment with the Corporation shall not be on account of his voluntary resignation if he resigns following the occurrence of one of the following events:

                  (i) a significant change in the nature or scope of his authority or duties from those described in paragraph 2 above, a breach of any of the provisions of paragraph 3, or the breach by the Corporation of any other provisions of this Agreement; or

                  (ii) the relocation of the Executive's office to a location which is more than 50 miles from the location of his office immediately prior to the first day of the Employment Period.

         (c) DISCHARGE FOR CAUSE. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the Executive's employment with the Corporation is terminated on account of the Executive's discharge for cause. For purposes of this subparagraph 4(c), the Executive shall be considered discharged for "cause" if he is discharged by the Corporation on account of the occurrence of one or more of the following events:

                  (i) the Executive becomes habitually addicted to drugs or alcohol;

                  (ii) the Executive discloses confidential information in violation of paragraph 6;

                  (iii) the Executive engages in competition in violation of paragraph 7.

                  (iv) the Corporation is directed by regulatory or governmental authorities to terminate the employment of the Executive or the Executive engages in activities that cause actions to be taken by regulatory or governmental authorities that have a material adverse effect on the Corporation;

                  (v) the Executive is convicted of a felony (other than a felony resulting from a traffic violation);

                  (vi) the Executive flagrantly disregards his duties under this Agreement after (A) notice has been given to the Executive by the Board of Directors of the Corporation that it views the Executive to be flagrantly disregarding his duties under this Agreement and (B) the Executive has been given a period of 10 days after such notice to cure such misconduct (provided that no such notice or cure period shall be required if Executive's disregard of his duties has materially and adversely affected the Corporation);

                  (vii) any event of egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Board of Directors, the Executive's credibility and reputation no longer conform to the standard of the Corporation's executives; or

                  (viii) the Executive commits an act of fraud against the Corporation or violates a duty of loyalty to the Corporation.

         (d) DISABILITY. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date the Executive's employment with the Corporation terminates on account of disability. For purposes of this subparagraph 4(d), determination of whether the Executive is disabled shall be determined in accordance with the Corporation's long term disability plan.

         (e) DEATH. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date of the Executive's death.

         5. TAX LIMITATIONS. If any payments under this Agreement, after taking into account all other payments to which the Executive is entitled from the Corporation, or any affiliate thereof, are more likely than not to result in a loss of a deduction to the Corporation by reason of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision to that section, such payments shall be reduced by the least amount required to avoid such loss of deduction. If the Executive and the Corporation shall disagree as to whether a payment under this Agreement is more likely than not to result in the loss of a deduction, the matter shall be resolved by a written opinion of tax counsel chosen by the Corporation's independent auditors. The Corporation shall pay the fees and expenses of such counsel, and shall make available such information as may be reasonably requested by such counsel to prepare the opinion. If, by reason of the limitations of this paragraph 5, the maximum amount payable to the Executive under subparagraph 4(a) above cannot be determined prior to the due date of payment, the Corporation shall pay on such due date the minimum amount which it in good faith determines to be payable and shall pay the difference, with interest calculated at the rate prescribed by section 1274(b)(2)(B) of the Code, as soon as such difference is determined in accordance with this paragraph 5; provided, however, that the Corporation shall used its best efforts to determine the amount of the difference within six months after the due date for such payment.

         6. CONFIDENTIAL INFORMATION. Except as may be required by the lawful order of a court or agency of competent jurisdiction, the Executive agrees to keep secret and confidential indefinitely all non-public information concerning the Corporation and its affiliates which was acquired by or disclosed to the Executive during the course of his employment by the Corporation, any of its affiliates, including information relating to customers (including, without limitation, credit history, repayment history, financial information and financial statements), costs, and operations, financial data and plans, whether past, current or planned and not to disclose the same, either directly or indirectly, to any other person, firm or business entity, or to use it in any way; provided, however, that the provisions of this paragraph 6 shall not apply to information which is in the public domain or that was disclosed to the Executive by independent third parties who were not bound by an obligation of confidentiality; and provided further, that the Corporation recognizes that the Executive shall, during the course of his employment with the Corporation, acquire certain general information regarding the financial condition, and borrowing trends of the Corporation's customers and agrees that the provisions of this paragraph 6 shall not apply to the use of such general information provided the use thereof does not violate applicable Federal or state laws or the provisions of paragraph 7 hereof. The Executive further agrees that he will not make any statement or disclosure which would be prohibited by applicable Federal or state laws and, during the Employment Period while he is employed by the Corporation, he will not make any statement or disclosure which is intended or reasonably likely to be detrimental to the Corporation or any of its subsidiaries or affiliates.

         7. NON-COMPETITION. The Executive agrees that for the period (the "NON-COMPETITION PERIOD") commencing on the Commencement Date and ending on the second anniversary of the date on which the Executive's employment with the Corporation is terminated, he will not serve as or be a consultant to or employee, officer, agent, director or owner of more than three percent (3%) of another corporation, partnership or other entity which competes with the Corporation within the States of New York or Connecticut in the Corporation's Business. The term "Corporation's Business" shall mean the business of selling cellular or wireless communications services or products, including without limitation, paging, PCS, ESMR and any other form of personal communications services. Notwithstanding the foregoing, the parties acknowledge and agree that the following activities of the Executive shall NOT constitute a violation of this Section 7: Activities of the Executive, whether on behalf of Cellular Unlimited USA, Inc. (the "Subsidiary") or his own account, relating to the ownership and/or operation of the Subsidiary's retail stores not located in the States of New York or Connecticut, out of which cellular or wireless communications services or products, including paging, PCS and ESMR, are sold, including but not limited to advertising and marketing such stores in advertising markets which may include portions of the States of New York and Connecticut and the selling of such services or products out of such stores to New York State or Connecticut residents, citizens and/or entities. The Executive further agrees that for the period commencing on the Commencement Date and ending on the second anniversary of the date on which the Executive's employment with the Corporation under this Agreement is terminated (the "NONSOLICITATION PERIOD"), he (i) will not (x) solicit for employment, (y) endeavor in any way to entice away from employment with the Corporation or any of its affiliates or (z) employ or contract with any employee of the Corporation or any of its affiliates who is an officer, a manager of any department, salesperson or knowingly take any such action with respect to any sub-agent, sub-contractor or other independent contractor of the Corporation or any of its affiliates, including, without limitation, any resellers of cellular or wireless communications services and (ii) will not solicit any person, corporation, partnership or other entity that was a customer of the Cellular Unlimited, Inc. immediately prior to the closing of its sale to the Corporation for the purpose of selling cellular or wireless communications services or products. The parties hereto acknowledge and agree that the covenants provided for in this Section 7 are reasonable and necessary in terms of time, area and line of business to protect the Corporation's legitimate business interests in protecting its trade secrets. The Executive further acknowledges and agrees that such covenants are reasonable and necessary in terms of time, area and line of business to protect the Corporation's other legitimate business interests, which include its interests in protecting its (x) valuable confidential business information, (y) substantial relationships with specific customers throughout the States of New York and Connecticut and (z) customer goodwill associated with its ongoing business by way of its marketing throughout the States of New York and Connecticut using the trademark, "Let's Talk Cellular & Wireless." The Executive hereby expressly authorizes the enforcement of the covenants provided for in this Section 7 by (x) the Corporation, (y) any affiliate of the Corporation and
(z) any successors to the business of the Corporation or any of its affiliates. To the extent that the covenant provided for in this Section 7 may later be deemed by a court to be too broad to be enforced with respect to its duration or with respect to any particular activity or geographic area, the court making such determination shall have the power to reduce the duration or scope of the provision, and to add or delete specific words or phrases to or from the provision. The provision as modified shall then be enforced.

         8. SUCCESSORS. This Agreement shall be binding on, and inure to the benefit of, the Corporation and its successors and assigns and any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Corporation's assets and business.

         9. NONALIENATION. The interests of the Executive under this Agreement are not subject to the claims of his creditors, other than the Corporation, and may not otherwise be voluntarily or involuntarily assigned, alienated or encumbered except to the Executive's estate upon his death.

         10. REMEDIES. The Executive acknowledges that the Corporation would be irreparably injured by a violation of paragraphs 6 or 7, and agrees that the Corporation shall be entitled to an injunction restraining the Executive from any actual or threatened breach of paragraph 6 or 7, or to any other appropriate equitable remedy without bond or other security being required. The Executive understands and acknowledges that his failure to provide services to the Corporation in accordance with the terms of this Agreement will result in financial injury to the Corporation, and the Corporation will be entitled to damages for any such failure arising from reasons entirely or partly within the Executive's control.

         11. WAIVER OF BREACH. The waiver by either the Corporation or the Executive of a breach of any provision of this Agreement shall not operate as or be deemed a waiver of any subsequent breach by either the Corporation or the Executive.

         12. NOTICE. Any notice to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given when received or, when deposited in the U.S. mail, certified or registered mail, postage prepaid:

If to the Corporation, to:              Let's Talk Cellular & Wireless, Inc.
                                        800 Brickell Avenue, Suite 400
                                        Miami, Florida 33131
                                        Attn:  Mr. Nick Molina and Mr. Brett
                                          Beveridge
                                        Fax:  (305) 358-4106

with a copy to:                         Greenberg Traurig Hoffman Lipoff Rosen &
                                           Quentel, P.A.
                                        1221 Brickell Avenue
                                        Miami, Florida 33131
                                        Attn:  Jorge L. Freeland, Esq.
                                        Fax:  (305) 579-0717

with a copy to:                         H.I.G. Capital Management, Inc.
                                        1001 South Bayshore Drive
                                        Suite 2708
                                        Miami, Florida  33131
                                        Attn:  Douglas F. Berman
                                        Fax:  (305) 379-2013

If to the Executive, to:                Cellular Unlimited Corp.
                                        370 Summit Point Drive
                                        Suite 1B
                                        Henrietta, New York 14467
                                        Attn:  Craig J. Jerabeck
                                        Fax:(716) 359-3253

with a copy to:                         Harter Secrest & Emery
                                        700 Midtown Tower
                                        Rochester, New York 14604-2070
                                        Attn: James M. Jenkins, Esq.
                                        Fax: (716) 232-2152

provided, however, that if either party shall have designated a different address by notice to the other as provided herein, then to the last address so designated.

         13. AMENDMENT. This Agreement may be amended or cancelled by mutual agreement of the parties in writing without the consent of any other person and no person, other than the parties thereto (and the Executive's estate upon his death), shall have any rights under or interest in this Agreement or the subject matter hereof.

         14. APPLICABLE LAW. The provisions of this Agreement shall be construed in accordance with the internal laws of the State of New York.

         15. TERMINATION. All of the provisions of this Agreement shall terminate after the expiration of the Employment Period, except that paragraph 6 shall only terminate upon the expiration of the Confidentiality Period and paragraph 7 shall terminate upon the expiration of the Non-competition Period.

                                  *     *    *

         IN WITNESS WHEREOF, the Executive and the Corporation have executed this Employment Agreement as of the day and year first above written.


                                          LET'S TALK CELLULAR & WIRELESS, INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                          --------------------------------------
                                          Craig J. Jerabeck

                                  EXHIBIT 7.16

                             FORM OF ESTOPPEL LETTER

                                 ESTOPPEL LETTER


         This Estoppel Letter (this "AGREEMENT") dated as of November ___, 1997, by and between ___________________________, whose address is
_____________________________ ("LANDLORD"), Cellular Unlimited Corp., a New York corporation ("TENANT").

         WHEREAS, the Tenant has by a written lease dated ____________________, 19__ (as amended from time to time hereinafter called the "LEASE") leased from the Landlord all or part of certain real estate and improvements thereon located on the property more particularly described in EXHIBIT A hereto (the "PREMISES");

         WHEREAS, Let's Talk Cellular & Wireless, Inc., a Florida corporation ("LTC") intends to acquire all of the assets of the Tenant (the "ACQUISITION") and desires to have the Lease assigned to it prior to the consummation of the Acquisition;

         WHEREAS, LTC and the Tenant desire to obtain the consent of the Landlord to facilitate the consummation of the Acquisition.

         NOW, THEREFORE, in consideration of the premises hereof and mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. CONSENT TO ACQUISITION. The Landlord hereby acknowledges and agrees that (a) LTC may acquire the assets of the Tenant and such Acquisition does not constitute a breach of, or default under, or modify the terms of, the Lease and, to the extent the Lease contains any provision to the contrary, such provisions are hereby waived with respect to the Acquisition, and (b) the Tenant may assign the Lease to the Purchaser.

         2. ACKNOWLEDGMENT OF SECURITY INTEREST. The Landlord acknowledges that LTC and/or Tenant has or will execute and deliver a security agreement (the "SECURITY AGREEMENT") in favor of their lenders on the Lease and (a) all property, including, without limitation, trade fixtures, equipment and inventory located on or used in connection with the Premises by the Tenant, and (b) operating licenses and permits now or at any time hereafter relating to the use of the Premises (all such property being collectively referred to as the "Collateral") and the Landlord agrees that the execution, delivery and performance of the Security Agreement by LTC and its lenders do not constitute a breach of, or default under, or modify the terms of, the Lease.

         3. NO DEFAULTS. The Landlord acknowledges and agrees that there are no existing defaults under the Lease on the part of the Landlord and the Tenant, and the Tenant has performed all covenants required of the Tenant under the terms of the Lease prior to the date hereof.




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

         4. RENT. The Landlord acknowledges and agrees that the Tenant has paid all rent through the last day of the whole calendar month ending prior to the date hereof.

         5. NOTICES. Any notice(s) required or desired to be given hereunder (a) to the Landlord shall be in writing directed to_______________________________, Attention:_____________________, and (b) to LTC shall be directed to Let's Talk Cellular & Wireless, Inc., 800 Brickell Avenue, Suite 400, Miami, Florida 33131,
Attention: Lazarus Rothstein, General Counsel. All notices hereunder shall be sent by prepaid certified or registered mail, return receipt requested, or delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment of such fees.

         6. AMENDMENTS; NOTICE OF ASSIGNMENT OF INTERESTS. The agreements contained herein may not be modified or terminated orally and shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns. The Lenders shall promptly notify the Landlord, in the event that the Lenders shall assign their right, title and interest in or under the Security Agreement to any third person. The Landlord shall promptly notify the Lenders in the event that the Landlord shall assign or encumber its interest in the Premises or under the Lease.

         7. TENANT'S OBLIGATIONS. THIS AGREEMENT SHALL NOT IMPAIR OR OTHERWISE AFFECT TENANT'S OBLIGATIONS TO PAY RENT AND ANY OTHER SUMS PAYABLE BY TENANT OR TO OTHERWISE PERFORM ITS OBLIGATIONS TO THE LANDLORD PURSUANT TO THE TERMS OF THE LEASE.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                              [LANDLORD]



                                              By:
                                                 ------------------------------
                                              Title:
                                                    ---------------------------



                                              CELLULAR UNLIMITED CORP.



                                              By:
                                                 ------------------------------
                                              Title:
                                                    ---------------------------



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


STATE OF _________________          )
                                    )  SS
COUNTY OF ________________          )


         On this ____ day of __________________, 199_, before me, the undersigned, a Notary Public in and for the __________________________, personally appeared _________________ _________________________, to me personally known, who, being by me duly sworn, did say that he is the _____________________________ of said corporation executing the within and foregoing instrument; that (no seal has been procured by the said) (the seal affixed thereto is the seal of said) corporation; that said instrument was signed (and sealed) on behalf of said corporation by authority of its Board of Directors; and that the said ________________ _______________________________ as such officer acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, by it and by him voluntarily executed.




                                            ------------------------------------
                                            Notary Public in and for the

                                            ------------------------------------






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